UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

(Rule 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☒ Preliminary Information Statement

☐ Definitive Information Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

OPHTHALIX, INC.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required

☐ Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1)	Title of each class of securities to which transaction applies: _____________________

(2)	Aggregate number of securities to which transaction applies: _____________________

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): _____________________

(4)	Proposed maximum aggregate value of transaction: _____________________

(5)	Total fee paid: _____________________

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid: _____________________

(2)	Form, Schedule or Registration Statement No.: _____________________

(3)	Filing Party: _____________________

(4)	Date Filed: _____________________

OphthaliX, Inc.

10 Bareket Street

Petach Tikva

Israel 4951778

INFORMATION STATEMENT

October      , 2016

Dear Stockholders:

The attached Information Statement is being furnished to the stockholders of OphthaliX, Inc. (the “Company” or “we”), in connection with the adoption of a plan of voluntary liquidation and dissolution of the Company pursuant to a Plan of Dissolution (the “Plan of Dissolution”) and re-election of our incumbent directors. Our board of directors and a holder of a majority of the outstanding shares of our common stock entitled to vote approved the adoption of a Plan of Dissolution and re-election of our incumbent directors.

The attached Information Statement is being provided to you for your information pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended. The Information Statement contains a detailed description of the Plan of Dissolution and information concerning our incumbent directors. The Information Statement also constitutes the notice to the Company's stockholders of taking of a corporate action by written consent of the stockholders, as required by Section 228(e) of the Delaware General Corporation Law. I encourage you to read the Information Statement in its entirety. A copy of the Plan of Dissolution is attached as Exhibit A to the Information Statement.

We recently released top-line results from our Phase II trial with respect to the development of CF101 for the treatment of glaucoma or related syndromes of ocular hypertension. In this trial, no statistically significant differences were found between the CF101 treated group and the placebo group in the primary endpoint of lowering intra ocular pressure. CF101 was found to have a favorable safety profile and was well tolerated. Based on the overall results of our Phase II glaucoma trial, we see no immediate path forward in glaucoma. As a result of this and other factors described in the Information Statement, management and the board of directors believe voluntary liquidation and dissolution of the Company is in the best interests of the Company and its stockholders. Due to the size of our liabilities, holders of shares of our common stock have no prospect of receiving any distribution of any nature as a result of the liquidation and dissolution of the Company.

Since we already received the requisite written consents from holders of a majority of our outstanding shares of common stock for the adoption of the Plan of Dissolution and re-election of our incumbent directors, you are not being requested to send proxies to vote your shares with respect to such actions. No proxy card has been provided for stockholders and no meeting of stockholders will be held to consider approval of a Plan of Dissolution and re-election of our incumbent directors.

Very truly yours,

Pnina Fishman
Chairman and Chief Executive Officer

OphthaliX, Inc.

10 Bareket Street

Petach Tikva

Israel 4951778

NOTICE OF ACTION BY WRITTEN CONSENT OF STOCKHOLDERS

NOTICE IS HEREBY GIVEN that a holder of more than a majority of the voting power of the stockholders of OphthaliX, Inc., a Delaware corporation (the “Company”, “we”, “us,” or “our”), has approved without a meeting of stockholders in accordance with the Delaware General Corporation Law the following:

1.    The voluntary liquidation and dissolution of the Company pursuant to a Plan of Dissolution (the “Plan of Dissolution”).

2.    The re-election of the following five directors, to comprise the entire board of directors, to serve until the next annual meeting of stockholders and until their successors are elected and qualified: Pnina Fishman, Ilan Cohn, Guy Regev, Roger Kornberg and Michael Belkin.

The action will become effective on the 20th day after the definitive Information Statement is mailed to our stockholders.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY

Because the written consent of a holder of a majority of the voting power of our common stock approving the amendment satisfies all applicable stockholder notice and voting requirements, we are not asking you for a proxy; please do not send us one. We are furnishing this Information Statement to you solely to inform you of the approval of the actions set forth above by a holder of the majority voting power of our common stock. No action is required by you.

THE PLAN OF DISSOLUTION IS CONDITIONED UPON, AMONG OTHER THINGS, THE IMPLEMENTATION OF THE PLAN AND VARIOUS OTHER FACTORS AND CONSIDERATIONS, AND NO ASSURANCE CAN BE GIVEN THAT IT WILL BE FULLY IMPLEMENTED. NOTWITHSTANDING AUTHORIZATION OF OR CONSENT TO THE PLAN OF DISSOLUTION, AND THE TRANSACTIONS CONTEMPLATED THEREBY BY THE STOCKHOLDERS, THE BOARD OF DIRECTORS MAY, TO THE EXTENT PERMITTED BY THE DELAWARE GENERAL CORPORATION LAW, MODIFY, AMEND OR ABANDON THE PLAN OF DISSOLUTION AND THE TRANSACTIONS CONTEMPLATED THEREBY WITHOUT FURTHER ACTION BY THE STOCKHOLDERS. SEE "PLAN OF DISSOLUTION."

DUE TO THE SIZE OF OUR LIABILITIES, HOLDERS OF OUR SHARES OF COMMON STOCK HAVE NO PROSPECT OF RECEIVING A DISTRIBUTION OF ANY NATURE AS A RESULT OF THE LIQUIDATION AND DISSOLUTION OF THE COMPANY.

This Information Statement is being furnished in connection with the action by written consent of our majority stockholder taken without a meeting of a proposal to approve the actions described in this Information Statement. We are mailing this Information Statement to our stockholders of record as of September 19, 2016 on or about October    , 2016.

The Information Statement is for information purposes only — Please read it carefully.

By order of the Board of Directors

Pnina Fishman
Chief Executive Officer and Director
October , 2016

FORWARD-LOOKING STATEMENTS

This Proxy Statement contains forward-looking statements with respect to our plans and objectives, the sale of the Company's assets and cancellation of certain liabilities, general economic conditions and other matters. Those statements include statements regarding our intent, belief, or current expectations, as well as the assumptions on which such statements are based. Such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and actual results may differ materially from those contemplated by such forward-looking statements. Important factors currently known to us that could cause the results to differ materially from those in forward-looking statements include, but are not limited to: (i) the ability of the Company to effect the Plan of Dissolution and handle matters associated with winding up of its affairs, (ii) the implementation of the Plan of Dissolution, (iii) the fees and expenses associated with implementation of the Plan of Dissolution, and (iv) the market value of our remaining assets.

QUESTIONS AND ANSWERS

Why did I receive this Information Statement?

A stockholder owning a majority of our outstanding shares took action by written consent in lieu of a stockholders' meeting. Federal securities laws require that our other stockholders receive this Information Statement before the action can become effective.

What action was taken by written consent?

We obtained stockholder consent for the approval of the voluntary liquidation and dissolution of the Company pursuant to a Plan of Dissolution and the re-election of our incumbent directors.

How many shares of common stock were outstanding on September 19, 2016?

On September 19, 2016, the date we received the consent of the holders of more than a majority of the voting power of our stockholders, there were 10,441,251 shares of common stock outstanding.

What vote was obtained to approve the actions described in this Information Statement?

We obtained the approval of our parent and majority stockholder, Can-Fite BioPharma Ltd (“Can-Fite”), which holds approximately 82% of the voting power of our outstanding shares of common stock. Therefore, no vote of any other stockholder is necessary and stockholder votes are not being solicited.

Who is paying the cost of this Information Statement?

We will pay for preparing, printing and mailing this Information Statement. Our costs are estimated at approximately $10,000.

What action do I need to take as a stockholder?

You are not required to take any action. The actions approved by written consent can take effect after 20 days from the date of mailing this Information Statement.

Will any distribution be made to me as a stockholder as a result of the dissolution?

Due to the size of our liabilities, holders of our shares of common stock have no prospect of receiving a distribution of any kind as a result of the liquidation and dissolution of the Company.

Can I still sell my shares of common stock of the Company?

Yes, but only until the effective date of the filing of the Certificate of Dissolution with the Delaware Secretary of State. Our common stock is traded on the OTC. We intend to give advance notice of our dissolution to FINRA which could eliminate or restrict the trading of our securities on the OTC and expect trading in our shares of common stock will cease on the effective date of the filing of the Certificate of Dissolution with the Delaware Secretary of State, or as soon thereafter as is reasonably practicable. However, we have limited control over the trading of our securities on the OTC, and our securities could cease trading on the OTC at any time. In addition, we intend to close our stock transfer books and discontinue recording transfers of shares of our common stock at the close of business on the effective date of the filing of the Certificate of Dissolution. Thereafter, certificates representing shares of our common stock will not be assignable or transferable on our books except by will, intestate succession or operation of law.

1

Am I entitled to appraisal rights?

No. You are not entitled to appraisal rights in accordance with Delaware General Corporation Law (“DGCL”) in connection with the actions taken by written consent.

Where can I find more information about the company?

As required by law, we file annual, quarterly and current reports and other information with the SEC that contain additional information about our company. You can inspect and copy these materials at the public reference facilities of the SEC's Washington, D.C. office, 100 F Street, NE, Washington, D.C. 20549 and on its Internet site at http://www.sec.gov.

SUMMARY TERM SHEET

OF

PLAN OF DISSOLUTION

The following is a brief summary of the material terms of the Plan of Dissolution. This summary highlights selected information in this Information Statement and may not contain all of the information that may be important to you. You should carefully read this Information Statement in its entirety and the other documents referenced herein for a more complete understanding of the matters described herein.

OphthaliX, Inc. (See Page 5)

We were a clinical-stage biopharmaceutical company focused on developing therapeutic products for the treatment of ophthalmic disorders. We in-licensed from our parent, Can-Fite, certain patents and patent applications protecting the use in the ophthalmic field of our current pipeline drug under development, a synthetic A3 adenosine receptor, or A3AR, agonist, CF101 (known generically as IB-MECA).

We recently released top-line results from our Phase II trial with respect to the development of CF101 for the treatment of glaucoma or related syndromes of ocular hypertension. In this trial, no statistically significant differences were found between the CF101 treated group and the placebo group in the primary endpoint of lowering intra ocular pressure (“IOP”). CF101 was found to have a favorable safety profile and was well tolerated. Based on the overall results of our Phase II glaucoma trial, we see no immediate path forward in glaucoma and for these and other reasons have determined to voluntarily liquidate and dissolve the Company.

We are currently traded over-the-counter under the symbol “OPLI.” Our principal executive office is located at 10 Bareket Street, Petach Tikva, Israel 4951778, and our telephone number is +(972) 3 924 1114.

The Stockholder Consent (See Page 4)	STOCKHOLDER VOTES WILL NOT BE SOLICITED. Our parent, Can-Fite, which holds approximately 82% of the voting power of our outstanding shares of common stock consented in writing to the adoption of the Plan of Dissolution. Therefore, no vote of any other stockholder is necessary and stockholder votes are not being solicited.

Approval of the Board of Directors (See Page 4)	On September 19, 2016, our board of directors, upon determining that its adoption is advisable, fair and in the best interests of the Company and its stockholders, has unanimously approved the Plan of Dissolution and recommended it to its shareholders.

Principal Stockholder Ownership (See Page 16)	As of September 19, 2016, Can-Fite beneficially owned, in the aggregate, 9,324,902 shares of our outstanding common stock, representing approximately 83.2% of our outstanding shares. On September 21, 2016, Can-Fite approved the Plan of Dissolution.

Plan of Dissolution (See Page 5)	Under the Plan of Dissolution, we will take the following actions at such times as our board of directors, in its absolute discretion, deems necessary, appropriate or advisable:

●	file a certificate of dissolution with the Delaware Secretary of State in accordance with the Plan of Dissolution (the “Certificate of Dissolution”);

●	cease conducting normal business operations, except as may be required to wind-up our business affairs;

2

●	enter into and complete the sale to Can-Fite of all the ordinary shares of our wholly-owned subsidiary, Eyefite Ltd. (“Eyefite”) in exchange for the waiver and cancellation of all indebtedness owed by the Company and Eyefite to Can-Fite, including approximately $4.5 million of deferred payments owed by the Company and Eyefite to Can-Fite;

●	pay or make reasonable provision as reasonably likely for payment of our liabilities and obligations, including setting aside a contingency reserve, consisting of cash or other assets that our board of directors believes to be adequate for payment of our known liabilities, as well as claims that are unknown or have not yet arisen but that are likely to arise or become known to us within ten years; and

●	terminate trading in our common stock on the OTC and terminate registration of our common stock under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”);

●	take all actions required or permitted under the dissolution procedures of Section 281(b) of the DGCL;

Due to the size of our liabilities, HOLDERS OF SHARES OF COMMON STOCK HAVE NO PROSPECT OF RECEIVING A DISTRIBUTION OF ANY KIND AS A RESULT OF THE LIQUIDATION.

For a more complete description of the terms of the Plan of Dissolution, please see “Plan of Dissolution” in this Information Statement and the Plan of Dissolution itself, which is attached as Exhibit A to this Information Statement.

Amendment and Abandonment of Plan of Dissolution (See Page 8)	Under the Plan of Dissolution, if for any reason our board of directors determines that such action would be in our best interests, it may amend, modify or abandon the Plan of Dissolution and all actions contemplated thereunder, including our proposed dissolution, notwithstanding stockholder approval of the Plan of Dissolution, to the extent permitted by the DGCL.

Reasons for the Plan of Dissolution (See Page 5)	In arriving at the determination that the Plan of Dissolution is advisable, fair and in the best interests of the Company and our stockholders, our board of directors considered a number of factors, including, without limitation, the following:

●	our failure to meet the primary endpoints in our recent Phase II glaucoma trial and in a Phase III dry eye syndrome trial;

●	the likely inability to raise significant additional capital;

●	our current financial position including our lack of any current source of revenue and our current liabilities including deferred payments of approximately $4.5 million that are owed by the Company and Eyefite to our parent, Can-Fite;

●	the terms of the Plan of Dissolution;

●	the lack of viable strategic alternatives;

●	the cancellation of all indebtedness that are owed by the Company and Eyefite to our parent, Can-Fite, including cancellation of deferred payments of approximately $4.5 million;

●	potential federal tax benefits of our stockholders being able to take a worthless stock deduction upon cancellation of their stock in the liquidation. Stockholders are urged to consult their own tax advisors as to the specific tax consequences to them of our dissolution pursuant to the Plan of Dissolution;

●	the cost of us continuing to operate as a public reporting company;

3

Trading of Common Stock

We intend to discontinue recording transfers of our stock on the date on which we file our Certificate of Dissolution with the Delaware Secretary of State. This filing is expected to occur on or shortly after twenty (20) days after the mailing of this Information Statement to our stockholders. After that time, we will not record any further transfers of our stock on our books except by will, intestate succession, or operation of law.

As part of the implementation of the Plan of Dissolution we intend to give advance notice of our dissolution to FINRA which could eliminate or restrict the trading of our securities on the OTC. We anticipate that we would submit such notice to FINRA at least 10 days before we file our Certificate of Dissolution or as soon thereafter as is reasonably practicable. Accordingly, it is expected that trading in our shares of common stock will cease on the effective date of the filing of the Certificate of Dissolution with the Delaware Secretary of State, or as soon thereafter as is reasonably practicable. However, we have limited control over the trading of our securities on the OTC, and our securities could cease trading on the OTC at any time.

Reporting Obligations (See Page 10)	We are currently obligated to comply with the applicable reporting requirements of the Exchange Act. In order to eliminate expenses we incur to comply with these requirements, we intend to cease filing annual, quarterly and current reports with the SEC under the Exchange Act as soon as possible after the filing of the Certificate of Dissolution with the Delaware Secretary of State by filing the appropriate form with the SEC.

Appraisal Rights for Plan of Dissolution (See Page 10)	Appraisal rights are not available to stockholders in connection with the Plan of Dissolution under either the DGCL or our Certificate of Incorporation and Bylaws.

Material Federal Income Tax Consequences (See Page 10)	Immediately prior to the liquidation, we expect to have remaining liabilities of approximately $4.5 million, of which approximately $3.5 million are liabilities of Eyefite and approximately $1 million are liabilities of the Company. Of these liabilities approximately $4.5 million will be cancelled in exchange for the sale of Eyefite to Can-Fite, and as a result, from a federal income tax perspective we will realize cancellation of indebtedness income. Because we will be insolvent at that time by the amount of the remaining liabilities, we will not recognize any cancellation of indebtedness income for federal income tax purposes. Assuming the loss was not claimed in an earlier tax year, our shareholders should be entitled to a worthless stock loss upon cancellation of their stock in the liquidation. See “Material Federal Income Tax Consequences of the Liquidation.” Stockholders are urged to consult their own tax advisors as to the specific tax consequences to them of our dissolution pursuant to the Plan of Dissolution.

THE STOCKHOLDER CONSENT

On September 19, 2016, our board of directors unanimously approved the Plan of Dissolution and re-election of our incumbent directors, subject to approval of a majority of the stockholders of the Company. Our parent, Can-Fite, which holds approximately 82% of the voting power of our outstanding shares of common stock consented in writing under Section 228 of the DGCL approving adoption of the Plan of Dissolution and re-election of our incumbent directors. Accordingly, no vote of any other stockholder is necessary and stockholder votes on this matter are not being solicited.

September 19, 2016, has been fixed as the record date for the determination of our stockholders entitled to receive this Information Statement. As of the close of business on the record date, there were 10,441,251 shares of our common stock outstanding, held by approximately 15 holders of record.

The adoption of the Plan of Dissolution constitutes full and complete authority for our board and officers, without further stockholder action, to do and perform any and all acts, and to make, execute and deliver any and all agreements, conveyances, assignments, transfers, certificates and other documents of any kind and character that the board or such officers deem necessary, appropriate or advisable: (i) to dissolve the Company in accordance with the laws of the State of Delaware and cause its withdrawal from all jurisdictions in which it is authorized to do business; (ii) to sell, dispose, convey, transfer and deliver all of the remaining assets and properties of the Company; (iii) to satisfy or provide for the satisfaction of the Company’s obligations in accordance with Sections 280 and 281 of the DGCL; and (iv) to distribute any properties and assets of the Company and all remaining funds pro rata to the Company’s stockholders and in accordance with the distribution rights of the Company’s then outstanding shares of capital stock. However, due to the size of our liabilities, HOLDERS OF SHARES OF COMMON STOCK HAVE NO PROSPECT OF RECEIVING A DISTRIBUTION OF ANY KIND AS A RESULT OF THE LIQUIDATION AND DISSOLUTION.

4

No further vote or consent of any other stockholder of the Company is necessary to approve the Plan of Dissolution or re-election of our incumbent directors. Accordingly, we are not soliciting any stockholder votes or consents by this Information Statement. We may first take corporate action in accordance with the stockholder approval by filing the Certificate of Dissolution with the Delaware Secretary of State not less than twenty (20) days after the mailing of this Information Statement to stockholders. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

This Information Statement is being mailed to the stockholders on or about October , 2016. This Information Statement also serves as notice to stockholders under Section 228 of the DGCL of the approval of the Plan of Dissolution and re-election of our incumbent directors by less than unanimous written consent of the Company’s stockholders.

INFORMATION ABOUT THE COMPANY

We were a clinical-stage biopharmaceutical company focused on developing therapeutic products for the treatment of ophthalmic disorders. We have in-licensed from Can-Fite certain patents and patent applications protecting the use in the ophthalmic field of our current pipeline drug under development, a synthetic A3 adenosine receptor, or A3AR, agonist, CF101 (known generically as IB-MECA). CF101 was being developed by us to treat three ophthalmic indications, glaucoma, dry eye syndrome (“DES”) and uveitis.

We failed to meet the primary endpoint in our recently completed Phase II trial for the development of CF101 for the treatment of glaucoma or related syndromes of ocular hypertension. Based on the overall results of our Phase II glaucoma trial, we see no immediate path forward in glaucoma. Previously, in 2014 we decided to end the development of CF101 for the treatment of dry eye syndrome following the failure to meet the primary endpoint in our Phase III dry eye syndrome trial.

For these and other reasons we decided to voluntarily liquidate and dissolve the Company. See also “Plan of Dissolution - Reasons for the Plan of Dissolution”

For a more detailed description of our business prior to our decision to voluntarily liquidate and dissolve, please see our Annual Report on Form 10-K for the year ended December 31, 2015 which is accompanying this Information Statement.

PLAN OF DISSOLUTION

This Information Statement describes certain aspects of the Plan of Dissolution. We recommend that you read carefully the complete Plan of Dissolution for the terms and conditions of the sale and other information that may be important to you. The full text of the Plan of Dissolution is included in this Information Statement as Exhibit A.

Reasons for the Plan of Dissolution

In arriving at the determination that the Plan of Dissolution is advisable, fair and in the best interests of the Company and our stockholders, our board of directors considered a number of factors, including, without limitation, the following:

●	our failure to meet the primary endpoints in our recent Phase II glaucoma trial and in a Phase III dry eye syndrome trial;

●	the likely inability to raise significant additional capital within a reasonable period of time under circumstances that would fund further clinical development of CF101 for ophthalmic indications or for the in-licensing of any other technology that could enhance shareholder value;

●	our current financial position including our lack of any revenue producing operations, our current liabilities including deferred payments of approximately $4.5 million that are owed by the Company and Eyefite to our parent, Can-Fite and the upcoming expiration of our deferment letter and financial support letter that are set to expire in October 2016;

●	our previous efforts to develop strategic alternatives including the proposed acquisition of Improved Vision Systems (I.V.S.) Ltd. that was not completed and the current lack of viable strategic alternatives;

●	the cancellation of all indebtedness that are owed by the Company and Eyefite to our parent, Can-Fite, including cancellation of deferred payments of approximately $4.5 million, as contemplated under the Plan of Dissolution;

5

●	potential federal tax benefits of our stockholders being able to take a worthless stock deduction upon cancellation of their stock in the liquidation. See “Material Federal Income Tax Consequences of the Liquidation.” Stockholders are urged to consult their own tax advisors as to the specific tax consequences to them of our dissolution pursuant to the Plan of Dissolution.

●	the substantial accounting, legal and other expenses associated with continuing to operate as a public reporting company.

Dissolution under Delaware Law

Section 275 of the DGCL provides that a corporation may dissolve upon the approval of a corporation's board of directors followed by a majority vote of its stockholders, or by unanimous stockholder consent. Following such approval, the dissolution is effected by filing a Certificate of Dissolution with the Delaware Secretary of State. The corporation is dissolved upon the effective date of its Certificate of Dissolution.

Section 278 of the DGCL provides that once a corporation is dissolved, it continues its corporate existence for at least three years, but may not carry on any business except that appropriate to wind up and liquidate its business and affairs.

The process of winding up includes:

●	the settling and closing of any business;

●	the disposition and conveyance of any property,

●	the discharge of any liabilities, and making reasonable provision for contingent and conditional contract claims, claims that are subject to pending litigation involving the corporation, and certain claims that have not arisen or are unknown but are likely to arise or become known within 10 years after the date of dissolution;

●	the prosecution and defense of any lawsuits; and

●	the distribution of any remaining assets to stockholders.

If any action, suit or proceeding is commenced by or against the corporation before or within the three-year winding up period (or any extension thereof granted by a court), the corporation will, solely for the purpose of such action, suit or proceeding, automatically continue to exist beyond the three-year period until any judgments, orders or decrees are fully executed.

The DGCL requires a dissolved corporation to comply with either of two alternative procedures for winding up and liquidating its assets. Those procedures are set forth in Sections 280 and 281 of the DGCL. Section 280 sets forth a complex, elective procedure that requires, among other things, notice to claimants and the possible commencement of proceedings in the Delaware Court of Chancery seeking a judicial determination of the appropriate provision to be made with respect to particular types of claims.

Any dissolved Delaware corporation that does not elect to wind up pursuant to the judicially-supervised procedure set forth in Section 280 must comply with the "extrajudicial" procedure set forth in Section 281(b). Pursuant to Section 281(b), a dissolved corporation (or a successor entity to the dissolved corporation) is required, prior to the expiration of the statutory winding up period set forth in Section 278, to adopt a "plan of distribution" pursuant to which the dissolved corporation:

●	shall pay or make reasonable provision to pay all uncontested claims and obligations, including contingent, conditional, or unmatured contractual claims;

●	shall make such provision as will be "reasonably likely to be sufficient" to compensate for any claim against the corporation that is the subject of a pending action, suit, or proceeding to which the corporation is a party; and

●	shall make such provision as will be "reasonably likely to be sufficient" to compensate for any claims that have not been made known to the corporation or that have not arisen but that, based on facts known to the corporation, are likely to arise or become known within ten (10) years after the date of dissolution.

The statute requires that the plan of distribution provide for the payment of any such claims in full and for any necessary provisions for payment to be made in full if there are sufficient assets. If there are not sufficient assets, the plan of distribution must provide that claims and obligations are to be paid or provided for according to their priority and, among claims of equal priority, ratably to the extent of available assets. Excess assets and/or funds, if any, may be distributed to stockholders.

Our board of directors anticipates winding up our affairs in accordance with the "extrajudicial" procedures set forth in Section 281(b) of the DGCL. Nevertheless, our board of directors reserves the right to choose, at any time after the effectiveness of the dissolution, to utilize the more complex, judicially supervised procedures for winding up its affairs.

6

Summary of the Plan of Dissolution

We believe this summary describes the material terms of the Plan of Dissolution. However, it does not purport to be complete and is qualified in its entirety by the provisions of the Plan of Dissolution, a copy of which is attached hereto as Exhibit A to this Information Statement.

Under the Plan of Dissolution, we plan to file with the Delaware Secretary of State a certificate of dissolution (the “Certificate of Dissolution”) in accordance with the DGCL (the time of such filing, or such later time as stated therein, the “Dissolution Date”).

From and after the Dissolution Date, we plan to proceed, in a timely manner, to liquidate the Company in accordance with the procedures set forth in Section 281(b) of the DGCL. In this respect, we plan to:

●	pay or make reasonable provision to pay all claims and obligations, including all contingent, conditional or unmatured contractual claims known to the Company pursuant to Section 281(b)(i) of the DGCL;

●	make such provision as will be reasonably likely to be sufficient to provide compensation for any claim against the Company which is the subject of a pending action, suit or proceeding to which the Company is a party pursuant to Section 281(b)(ii) of the DGCL; and

●	make such provision as will be reasonably likely to be sufficient to provide compensation for claims that have not been made known to the Company or that have not arisen but that, based on facts known to the Company, are likely to arise or to become known to the Company within 10 years after the Dissolution Date pursuant to Section 281(b)(iii) of the DGCL.

Our activities will be limited to distributing our assets in accordance with the Plan of Dissolution, establishing a contingency reserve for payment of the Company's expenses and liabilities, including liabilities incurred but not paid or settled prior to authorization of the Plan of Dissolution, selling any of the Company's remaining assets, and terminating any of the Company's remaining contracts, agreements, relationships and other outstanding obligations. In addition to satisfying or settling the liabilities currently on our balance sheet and contingent claims, we anticipate using available cash for a number of items, including but not limited to, payment of:

●	Payment or the provision for payment of federal, state and local taxes;

●	Settlement of obligations on our balance sheet, including certain non-trade creditors;

●	Obtaining directors’ and officers’ insurance coverage; and

●	Legal and accounting fees and expenses related to our liquidation and dissolution and the implementation of the Plan of Dissolution.

Our board of directors has determined that our assets are of a value substantially less than our liabilities, including deferred payments of approximately $4.5 million that are owed by the Company and Eyefite to our parent, Can-Fite. Further, we estimate that the sale of our assets, consisting primarily of 446,827 ordinary shares of Can-Fite and certain intellectual property rights held by our subsidiary, Eyefite, would yield an amount substantially less than the amount required to pay such obligations to Can-Fite. Accordingly, as part of the Plan of Dissolution, we intend to sell to Can-Fite all the ordinary shares of our wholly owned subsidiary, Eyefite, which at the time will hold the 446,827 ordinary shares of Can-Fite, is the registered owner of certain patents, and is the licensee under a certain license agreement from Can-Fite (the “License Agreement”). As a result of the sale, Eyefite will become a wholly-owned subsidiary of Can-Fite. In exchange for the sale, Can-Fite will waive and cancel all indebtedness owed by the Company and Eyefite to Can-Fite, including approximately $4.5 million of deferred payments owed by the Company and Eyefite to Can-Fite and as part of the purchase of Eyefite, Can-Fite will assume certain accrued milestone payments in the amount of $175,000 under the License Agreement.

Following the sale of Eye-Fite, it is expected that (i) Eye-Fite may, in its sole discretion, sell or otherwise transfer the 446,827 ordinary shares of Can-Fite, (ii) Eye-Fite and Can-Fite will mutually terminate the License Agreement and related Services Agreement, and (iii) Eye-Fite will abandon certain patents and patent applications that it is the registered owner of.

As a result of the size of our liabilities, no funds will be generated from the sale of Eyefite. THEREFORE, HOLDERS OF SHARES OF OUR COMMON STOCK HAVE NO PROSPECT OF A DISTRIBUTION OF ANY NATURE AS A RESULT OF THE DISSOLUTION. If you wish to do so, you may, but are not required to, at any time following the Dissolution Date surrender all, but not less than all, of the outstanding common stock of the Company held in complete cancellation of such shares, by (i) surrendering your certificates evidencing the common stock to us or our agents for cancellation on the records of the Company, or (ii) furnishing us with evidence satisfactory to the board of directors of the loss, theft or destruction of your certificates evidencing the common stock, together with such surety bond or other security or indemnity as may be required by and satisfactory to the Company. We plan to finally close our stock transfer books and discontinue recording transfers of common stock on the date on which we file our Certificate of Dissolution with the Delaware Secretary of State, and thereafter all outstanding shares of stock in the Company, together with any other options, warrants, or other rights, contractual or otherwise, to acquire or receive any stock or other ownership interests in the Company will be extinguished and the certificates and any other documents representing such shares of common stock will be deemed to have been cancelled and to be of no force or effect.

7

Amendment of Plan of Dissolution

Under the Plan of Dissolution, if for any reason our board of directors determines that such action would be in our best interests, it may amend, modify or abandon the Plan of Dissolution and all actions contemplated thereunder, including our proposed dissolution, notwithstanding stockholder approval of the Plan of Dissolution, to the extent permitted by the DGCL; provided that the board will not amend or modify the Plan of Dissolution under circumstances that would require additional stockholder solicitations under the DGCL or the federal securities laws without complying with the DGCL and the federal securities laws.

Interests of Directors and Officers in the Plan of Dissolution

Members of our board of directors and our executive officers may have interests in the approval of our liquidation and dissolution pursuant to the Plan of Dissolution that are different from, or are in addition to, the interests of our stockholders generally. Our board of directors was aware of these interests and considered them, among other matters, in approving the Plan of Dissolution.

Sale of Eyefite to Can-fite

In connection with the liquidation and dissolution of the Company pursuant to the Plan of Dissolution, we plan to sell to Can-Fite all the ordinary shares of our wholly owned subsidiary, Eyefite, which holds 446,827 ordinary shares of Can-Fite, is the licensee under the License Agreement and is the record owner of certain patents. As a result of the sale, Eyefite will become a wholly owned subsidiary of Can-Fite. In exchange for the sale, Can-Fite will cancel all indebtedness owed by the Company and Eyefite to Can-Fite, including the approximate $4.5 million of deferred payments owed by the Company and Eyefite to Can-Fite and as part of the purchase of Eyefite, Can-Fite will assume certain accrued milestone payments in the amount of $175,000 under the License Agreement.

Can-Fite is our majority shareholder, beneficially owning 9,324,902 shares, or 83% of our common stock.

The following directors and executive officers of the Company serve as directors and/or executive officers of our parent Can-Fite:

●	Pnina Fishman, our Chairman and Chief Executive Officer also serves as a director and Chief Executive Officer of Can-Fite

●	Ilan Cohen, a director of the Company also serves as Chairman of Can-Fite

●	Guy Regev, a director of the Company also serves as a director of Can-Fite

In addition, Itay Weinstein, our Chief Financial Officer, is the controller of Can-Fite.

On August 9, 2016, our board of directors authorized the creation of a special committee of independent directors, who are not officers or directors of Can-Fite with respect to a possible voluntary dissolution of the Company (the “OphthaliX Special Committee”). The members of the Special Committee are Roger Kornberg and Michael Belkin. The OphthaliX Special Committee is, authorized (i) to consider whether it is in the best interests of the Company to voluntarily dissolve; (ii) to consider the terms of any Plan of Dissolution, including transactions related thereto; (iii) to negotiate definitive agreements with respect to the dissolution; and (v) to report to the board of directors its recommendations and conclusions with respect to the dissolution. Actions of our board of directors to approve the Plan of Dissolution have been made on the recommendation of our OphthaliX Special Committee.

In addition, on August 9, 2016, Can-Fite’s board of directors authorized the creation of a special committee of independent directors, who are not officers or directors of the Company with respect to a possible voluntary dissolution of the Company (the “Can-Fite Special Committee”). The members of the Can-Fite Special Committee are Abraham Sartani, Gil Oren and Israel Shamay. The Can-Fite Special Committee is, authorized (i) to consider whether it is in the best interests of Can-Fite for the Company to voluntarily dissolve; (ii) to consider the terms of any transactions between Can-Fite and the Company and/or Eyefite related to the dissolution; (iii) to negotiate definitive agreements between the Can-Fite and the Company and/or Eyefite with respect to the dissolution; and (iv) to report to the Can-Fite board its recommendations and conclusions with respect to the dissolution. Actions of Can-fite’s board of directors taken in connection with our dissolution have been made on the recommendation of Can-fite’s Special Committee.

Can-Fite License Agreement and Services Agreement

The License Agreement

On November 21, 2011, we entered into the License Agreement with Eyefite, our wholly-owned subsidiary, and Can-Fite according to which Can-Fite (i) granted to Eyefite a sole and exclusive worldwide license for the use of CF101, Can-Fite’s therapeutic drug candidate, solely in the field of ophthalmic diseases and (ii) assigned to Eyefite its rights, title and interest in and to any and all INDs, to CF101 in the ophthalmic field. The license granted to Eyefite allows Eyefite to sublicense its rights to CF101 to third parties, subject to the satisfaction of certain conditions. Pursuant to the License Agreement, Eyefite has sole responsibility for preparing and maintaining all regulatory documentation with respect to approvals of CF101 in the field of ophthalmic diseases and all approvals and related regulatory documentation shall be Eyefite’s sole and exclusive property. Under the License Agreement, Eyefite was required to assume responsibility for making payments to Can-Fite’s licensor, the NIH, pursuant to, and for the term of, a license agreement between Can-Fite and NIH for certain patent rights relating to CF101. In June 2015, Can-Fite’s license with NIH expired and as a result Eyefite is no longer obligated to make any payments to NIH in connection with Can-Fite’s now expired license with NIH (other than with respect to any accrued and unpaid payments to which NIH may be entitled to). Patent rights granted to Eyefite under the License Agreement by Can-Fite that are not NIH patents are free of any royalties and milestone payments.

8

The License Agreement will remain in effect until the expiration of the last of the patents licensed thereunder unless earlier terminated by one or both of the parties in accordance with the License Agreement. Can-Fite may terminate the License Agreement upon customary bankruptcy and insolvency events of Eyefite and upon Eyefite’s material breach of the License Agreement, upon 30 days’ prior written notice. Eyefite may terminate the License Agreement upon three months’ prior written notice for any reason and upon 30 days’ prior written notice for Can-Fite’s material breach of the License Agreement.

All inventions resulting from the development and commercialization of CF101 under the License Agreement belong to Can-Fite, whether such were invented solely by Can-Fite, solely by Eyefite or by both of entities. However, the License Agreement also grants Eyefite an exclusive license to use any such inventions in the field of ophthalmic diseases around the world for no additional consideration. Pursuant to the License Agreement, Can-Fite has the sole right to make elections with respect to patent term extension of or supplemental protection certificates with respect to the licensed Can-Fite patents and the sole right to seek and maintain any data exclusivity periods available for CF101. Also pursuant to the License Agreement, Can-Fite has retained the right to prosecute and maintain the patents licensed to us.

The Services Agreement

On November 21, 2011, EyeFite and Can-Fite entered into a Services Agreement pursuant to which Can-Fite manages, as an independent contractor, all activities relating to pre-clinical and clinical studies performed for the development of the ophthalmic indications of CF101. The Services Agreement will remain in force for an unlimited period of time unless earlier terminated as follows: (i) by either party upon six-months’ prior written notice to the other party; or (ii) at any time for cause by either EyeFite (which includes a breach of trust by Can-Fite, Can-Fite’s material breach of the Services Agreement or customary bankruptcy and insolvency events on the part of Can-Fite) or Can-Fite (which includes EyeFite’s material breach of the Services Agreement or the License Agreement, or customary bankruptcy and insolvency events on the part of EyeFite). As consideration for Can-Fite’s services pursuant to the Services Agreement, EyeFite must pay to Can-Fite (i) a services fee (consisting of all expenses and costs incurred by Can-Fite plus 15%, except in relation to patent payments which shall be treated on a pass through basis) and, (ii) additional fees equal to 2.5% of any revenues received by us (or any affiliate of ours including, Eyefite) for rights to CF101 from third-party sublicensees including up-front payments, developmental or commercial milestones, royalties on net sales and any similar payments, but not including payments to support or reimburse us for research, development, manufacturing or commercial expenses or for equity. We are required to pay the additional fees to Can-Fite within 30 days of receipt by us.

Following the sale of Eye-Fite, it is expected that Eye-Fite and Can-Fite will mutually terminate the License Agreement and Services Agreement.

Can-Fite Support Letters

In February 2013, Can-Fite issued us a formal letter, which has been updated periodically (most recently in August 2015 ), stating that Can-Fite agrees to defer payments owed to it under the Services Agreement (under which Can-Fite manages, as an independent contractor, all activities relating to pre-clinical and clinical studies performed for the development of the ophthalmic indications of CF101) beginning on January 31, 2013 until the completion of fundraising by the Company sufficient to cover such deferred payments. As of June 30, 2016, the deferred payments to Can-Fite totaled approximately $4,081,000. In addition, in August 2015, Can-Fite issued a financial support letter pursuant to which it committed to cover any shortfall in our costs and expenses of the operations which are in excess of our available cash to finance our operations, including cash generated from any future sale of Can-Fite shares held by us. Both letters expire in October 2016 and any related balance bears interest at a rate of 3% per annum.

In connection with the sale of Eyefite to Can-Fite, the deferred payments to Can-Fite will be cancelled.

Indemnification and Insurance

In connection with the dissolution of the Company pursuant to the Plan of Dissolution, we will continue to indemnify our directors and officers to the maximum extent permitted in accordance with applicable law, our Certificate of Incorporation and Bylaws, and any contractual arrangements, for actions taken in connection with the Plan of Dissolution and the winding-up of our business and affairs. We also intend to maintain our current directors’ and officers’ insurance policy through the Dissolution Date, and obtain runoff coverage for at least an additional seven years after filing the Certificate of Dissolution. We are authorized in our absolute discretion to obtain and maintain insurance as may be necessary, appropriate, or advisable to cover such indemnification obligations.

As a result of the aforementioned indemnification and insurance, our directors and executive officers generally could be more likely to vote to approve the liquidation and dissolution of the Company pursuant to the Plan of Dissolution, including the dissolution of the Company contemplated thereby, than our other stockholders.

9

Professional Fees and Expenses

It is specifically contemplated that we will obtain legal, tax and accounting advice and guidance from one or more law and accounting firms and tax advisors in implementing the Plan of Dissolution, and we will pay all fees and expenses reasonably incurred by us in connection with or arising out of the implementation of the Plan of Dissolution, including the prosecution, defense, settlement or other resolution of any claims or suits by or against us, the discharge, filing and disclosure of outstanding obligations, liabilities and claims, filing and resolution of claims with local, county, state and federal tax authorities, and the advancement and reimbursement of any fees and expenses payable by us pursuant to the indemnification we provide in our Certificate of Incorporation and Bylaws, the DGCL or otherwise. In addition, in connection with and for the purpose of implementing and assuring completion of the Plan of Dissolution, we may, in the absolute discretion of our board of directors, pay any brokerage, agency, professional and other fees and expenses of persons rendering services to us in connection with the collection, sale, exchange or other disposition of our property and assets and the implementation of the Plan of Dissolution.

Appraisal Rights

Under Delaware law, appraisal rights are not available in connection with a plan of dissolution. Our Certificate of Incorporation and Bylaws do not provide appraisal rights for stockholders upon the adoption of a Plan of Dissolution.

Regulatory Approvals

To the best of our knowledge, there are no state or federal regulatory requirements with which the Plan of Dissolution must comply, nor are there any such governmental consents or approvals that must be obtained in connection with the Plan of Dissolution, other than the filing with the Delaware Secretary of a Certificate of Dissolution of the Company, the filing of a notice to FINRA and tax-related filings.

Material Federal Income Tax Consequences of the Plan of Dissolution

The following discussion does not address all of the United States federal income tax consequences that may be relevant to our stockholders, including Company stockholders who, in light of their particular circumstances, may be subject to special rules, including, without limitation, holders that are not “United States persons” (as defined in the Code), mutual funds, retirement plans, financial institutions, banks, thrift institutions, tax-exempt organizations, insurance companies, regulated investment companies, real estate investment trusts, brokers or dealers in securities, traders who mark to market, stockholders who hold their shares as part of a straddle, hedge or conversion transaction, personal holding companies, stockholders that hold shares through a partnership or other pass-through entity, U.S. expatriates, persons subject to the alternative minimum tax, and persons that hold our common stock as part of an integrated investment transaction for federal tax purposes. Furthermore, this discussion does not apply to holders of options or warrants or stockholders who acquired their shares by exercising options or warrants, nor does it apply to stockholders who received their shares in connection with the performance of services. This discussion assumes that stockholders hold their stock as capital assets within the meaning of Section 1221 of the Code. In addition, the discussion does not address any aspect of federal non-income, state, local or non-U.S. taxation that may be applicable to a particular stockholder.

Immediately prior to the liquidation, we expect to have remaining liabilities of approximately $4.5 million, of which approximately $3.5 million are liabilities of Eyefite and approximately $1 million are liabilities of the Company. Of these liabilities approximately $4.5 million will be cancelled in exchange for the sale of Eyefite to Can-Fite, and as a result, from a federal income tax perspective we will realize cancellation of indebtedness income. However, because we will be insolvent at that time by the amount of the remaining liabilities, we should not recognize any cancellation of indebtedness income for federal income tax purposes. The Internal Revenue Code provides that cancellation of indebtedness income is excluded from gross income to the extent the taxpayer is insolvent immediately before the discharge. For this purpose, insolvency is defined as the excess of the taxpayer's liabilities over the fair market value of the taxpayer's assets.

Our shareholders will receive no consideration for their stock in connection with the liquidation. Assuming the loss was not claimed in an earlier tax year the shareholders should have a worthless stock loss upon cancellation of their stock. If the stock is held as a capital asset, the Treasury regulations provide that the loss may be deducted, but only as a loss from the sale or exchange of a capital asset on the last day of the taxable year. The amount of the loss will be equal to each shareholder's adjusted basis in our stock. The deduction so allowed will be subject to the limitations on capital losses. Each shareholder is encouraged to consult with his own tax advisor to determine the specific federal and state income tax consequences of the Company's liquidation.

Accounting Treatment

In the event we prepare any further financial statements we may need to change our basis of accounting to the liquidation basis of accounting. Under the liquidation basis of accounting, assets are stated at their estimated net realizable values, and liabilities are stated at their estimated settlement amounts. Recorded liabilities will include the estimated expenses associated with carrying out the Plan of Dissolution. For periodic reporting, a statement of net assets in liquidation is required to summarize the liquidation value per outstanding share of common stock. Valuations presented in the statement is required to represent management’s estimates, based on present facts and circumstances, of the net realizable values of assets, satisfaction amounts of liabilities, and expenses associated with carrying out the Plan of Dissolution based upon management assumptions.

10

The valuation of assets and liabilities may require many estimates and assumptions, and there will be substantial uncertainties in carrying out the provisions of the Plan of Dissolution. Ultimate values realized for our assets and ultimate amounts paid to satisfy our liabilities are expected to differ from estimates recorded in any future financial statements.

In order to eliminate expenses, we intend to cease filing annual, quarterly and current reports with the SEC under the Exchange Act as soon as possible after the filing of the Certificate of Dissolution with the Delaware Secretary of State by filing the appropriate form with the SEC and by waiting the requisite time periods without objection from the SEC regarding our plans to deregister.

ELECTION OF DIRECTORS

Directors are elected to hold office until such director’s successor is elected and qualified or until such director’s earlier resignation or removal.  Annual meetings of the stockholders, for the election of directors to succeed those whose terms expire, are to be held at such time each year as designated by our board of directors, which date shall be within 13 months of the last annual meeting of stockholders.  Officers are elected by our board of directors, which is required to consider that subject at its first meeting after every annual meeting of stockholders.  Each officer holds his office until his successor is elected and qualified or until his earlier resignation or removal.

Our board of directors nominated each incumbent director for re-election to serve until the next annual meeting of stockholders and until their successors are elected and qualified and each incumbent director was subsequently re-elected by written consent of Can-Fite, holder of a majority of our outstanding shares.  Each of the nominees consented to being named as a nominee and to serve as a director. Following the filing of the Certificate of Dissolution, it is expected that each of the directors will resign other than Pnina Fishman.

Set forth below is information regarding each nominee re-elected as a director of the Company.

Nominee	Position	Age

Pnina Fishman, Ph.D.	Chairman and Chief Executive Officer	68

Ilan Cohn, Ph.D.	Director	61

Guy Regev	Director	47

Roger Kornberg, Ph.D.	Director	69

Michael Belkin, Ph.D.	Director	74

Pnina Fishman, Ph.D.  Pnina Fishman has served as our Chairman of the Board since November 2011 and our Chief Executive Officer since June 2014. She has also served as our Chief Executive Officer from November 2011 through December 2012. Dr. Fishman co-founded Can-Fite and has served as Can-Fite’s Chief Executive Officer and served on its board of directors since September 2005. Dr. Fishman is the scientific founder of Can-Fite and was previously a professor of Life Sciences and headed the Laboratory of Clinical and Tumor Immunology at the Felsenstein Medical Research Institute, Rabin Medical Center, Israel. Dr. Fishman has authored or co-authored over 150 publications and presented the findings of her research at many major scientific meetings. Her past managerial experience included seven years as Chief Executive Officer of Mor Research Application, the technology transfer arm of Clalit Health Services, the largest healthcare provider in Israel. Mor Research Application was also the first clinical research organization in Israel. Dr. Fishman currently also serves as a member of the board of directors of F.D Consulting Ltd., Ultratrend Ltd., and EyeFite Ltd.. Dr. Fishman holds a Ph.D. in Immunology from the Bar Ilan University in Ramat Gan, Israel. Dr. Fishman’s qualifications to serve on our board of directors include her senior management experience as Co-Founder and Chief Executive Officer of Can-Fite, her prior managerial experience and her scientific expertise in the field of life sciences.

Ilan Cohn, Ph.D. Ilan Cohn has served on our board since November 2011. He is a patent attorney and senior partner at the patent attorney firm Reinhold Cohn and Partners, where he has been an attorney since 1986. Dr. Cohn co-founded Can-Fite, served as its Chief Executive Officer until September 2004, served on our board of directors since 1994 and since May 30, 2013 serves as the Chairman of the Can-Fite board of directors. Dr. Cohn holds a Ph.D. in biology and is a patent attorney with many years of experience in the biopharmaceutical field. He has served on the board of directors of a number of life science companies, including Discovery Laboratories Inc. (formerly Ansan Pharmaceuticals), a U.S. public company. Dr. Cohn has also been involved in the past in management of venture capital funds focused on investments in the life sciences industry. Dr. Cohn served a number of years as a co-chairman of the Biotech Committee of the US-Israeli Science and Technology Commission. Dr. Cohen is also currently a member of the board of directors of I.C.R.C Management Ltd, Famillion BVI Ltd. and Famillion Ltd. (a subsidiary of Famillion BVI Ltd.). Dr. Cohn holds a Ph.D. in Biology from the Hebrew University of Jerusalem. . Dr. Cohn’s qualifications to serve on our board of directors include his senior management experience as Co-Founder and former Chief Executive Officer of Can-Fite, his service on the boards of life sciences companies, including on the board of Can-Fite, and his knowledge of the industry as an investor and legal counsel to numerous companies.

11

Guy Regev. Guy Regev has over twelve years of experience in accounting, financial management and control and general management of commercial enterprises. He has served on our board of directors since November 2011. Mr. Regev has also been a director of Can-Fite since July 2011 and has served as a member of Can-Fite’s audit and compensation committees since February 2014. Mr. Regev is currently the Chief Executive Officer of Gaon Holdings Ltd, a publicly traded Israeli holding company traded on the TASE which focuses on three areas of operation - Cleantech / Water, Financial Services, Retail/Trading. Mr. Regev is currently also the Chief Executive Officer of Middle East Tube Company Ltd a publicly traded Israeli company traded on the TASE which focuses on steel pipe manufacturing and galvanization services. Mr. Regev was the Chief Executive Officer of Shaked Global Group Ltd, a privately-held equity investment firm that provides value added capital to environmental-related companies and technologies. Prior to joining Shaked, from 2001 to 2008, Mr. Regev was Vice President of Commercial Business at Housing & Construction Holding, or HCH, Israel’s largest infrastructure company. His duties included being responsible for the consolidation and financial recovery of various business units within HCH. Prior to that, Mr. Regev carried several roles within the group including as a Chief Financial Officer and later the Chief Executive Officer of Blue-Green Ltd., the environmental services subsidiary of HCH. Between 1999 and 2001, Mr. Regev was a manager at Deloitte & Touche, Israel. Mr. Regev holds an LLB degree in Law (Israel) and is a licensed attorney and has been a licensed CPA since 1999. Mr. Regev is also a director of The Green Way Ltd, Shtang Construction and Engineering Ltd, R.I.B.E. Consulting & Investment Ltd., Middle East Tube Company Ltd, Middle East Tube - Industries 2001 Ltd, Middle East Tubes - Galvanizing (1994) Ltd, I-Solar Greentech Ltd, Plassim Infrastructure Ltd, Plassim Advanced Solutions in Sanitation Ltd, Hakohav Valves Industries Metal (1987) Ltd, Metzerplas Agriculture Cooperative Ltd, B. Gaon Retail & Trading Ltd, Gaon Agro - Rimon Management Services Ltd, B. Gaon Business (2004) Ltd, Gaon Antan Investments Ltd, Or Asaf Investments Ltd, Hamashbir Holdings (1999) Ltd, and AHAVA Holdings  LTD. Mr. Regev’s qualifications to serve on our board of directors include his managerial, accounting and financial experience and his service on the boards of companies including on the board of Can-Fite.

Roger Kornberg, Ph.D., Roger Kornberg has served on our board since February 6, 2012. He co-founded Cocrystal Discovery, Inc. in 2008 and serves as its Chief Scientist. Dr. Kornberg has been a Professor, Department of Structural Biology and Medicine for Stanford University since 1978. From 1984 to 1992, he served as the Chair of the Department of Structural Biology at Stanford and Professor of Harvard Medical School. He serves as the Chairman of Scientific Advisory Board at Cocrystal Discovery, Inc. He serves as a Member of the Board of Directors at Cocrystal Discovery, Inc. He has been a Director of Protalix BioTherapeutics, Inc. since February 7, 2008 and Teva Pharmaceutical Industries Ltd. Since July 17, 2007. he serves as a Member of Scientific Advisory Board at Pacific Biosciences, Inc. (alternately Pacific Biosciences of California, Inc.). He has been a Member of Scientific Advisory Board at Epiphany Biosciences, Inc. since February 15, 2007. He serves as a Member of Scientific Advisory Board at SuperGen Inc. (alternately Astex Pharmaceuticals, Inc.) and BioCancell Therapeutics Ltd. He serves as a Member of Advisory Board at Deloitte LLP and Deloitte & Touche LLP. Dr. Kornberg serves as a Member of Scientific Advisory Board at MDRNA, Inc. (alternately MDRNA Research, Inc.), a subsidiary of Nastech Pharmaceutical Company Inc. (alternately Marina Biotech, Inc.). He is a Member of the U.S. National Academy of Sciences, an honorary member of other academies and professional societies in the United States, Europe, and Japan and a fellow of the American Academy of Arts and Sciences. He is an author of over 200 published papers. He was awarded the 2006 Nobel Prize in Chemistry for his seminal studies of the molecular basis of eukaryotic transcription, the biological process by which genetic information from DNA is copied to RNA. His Nobel Prize-winning work included discovery of Mediator, a protein complex required to facilitate gene transcription, as well the solution of the three-dimensional crystal structure of RNA polymerase II, the most complex protein structure solved to date. In addition to the Nobel Prize, Dr. Kornberg has been honored for his work with the Eli Lilly Award, the Passano Award, the Ciba-Drew Award, the Gairdner International Award (shared with R. Roeder), the Hoppe-Seyler Lecture Award, the Harvey Prize from the Technion (Israel Institute of Technology), the ASBMB-Merck Award, the Welch Prize in 2001, the Pasarow Award in Cancer Research, the Le Grand Prix Charles-Leopold Mayer in 2002 and the 2005 Alfred P. Sloan Jr. Prize. He is a recipient of honorary degrees from universities in Europe and Israel, including the Hebrew University, where he is a Visiting Professor. Dr. Kornberg received a BA Degree from Harvard in 1967 and a Ph.D. in Chemistry from Stanford University in 1972 and did his postdoctoral studies with Aaron Klug and Francis Crick at the Medical Research Council (MRC) Laboratory of Molecular Biology in Cambridge (UK) where he discovered the Nucleosome. Dr. Kornberg’s qualifications to serve on our board of directors include his expertise in chemistry and medicine, his service on the boards of biotech and pharmaceutical companies, and his experience in the academic arena.

Michael Belkin, Ph.D. Michael Belkin has served on our board since July 1, 2013. Dr. Belkin is, and has been since 1980, a Professor, and since 2010, a Professor Emeritus, of Ophthalmology at Tel Aviv University in Tel Aviv, Israel, and the Director of the Ophthalmic Technologies Laboratory at the university’s Eye Research Institute at the Sheba Medical Center since 1997. Since 2006, Dr. Belkin has also served as Senior Consultant of the Eye Research Institute at the Singapore National Eye Institute. He was awarded a master’s degree in natural sciences by Cambridge University, England, and received a doctorate in medicine from the Hebrew University of Jerusalem. Dr. Belkin previously served as Director of Research, Development and Non-Conventional Warfare Medicine in the Israel Defense Forces Medical Corps. He was also the first full-time Director of the Tel Aviv University Eye Research Institute, Chairman of the Tel-Aviv University Department of Ophthalmology and the President of the Israel Society of Eye and Vision Research, of which he was one of the founders. Dr. Belkin is an author of over 250 scientific publications and 20 patents. He is an internationally recognized eye researcher and has received various research awards. His laboratory is dedicated to enabling the transfer of technologies from university-level research to clinical practice by providing expertise and facilities for laboratory, preclinical and clinical studies. He is an entrepreneur and advisor of several ophthalmic companies in the fields of lasers, optics, ophthalmic devices, pharmaceutics and biotechnology. One of his ideas, the ExPRESS miniature glaucoma shunt, is currently used worldwide. Dr. Belkin is an active, long-standing, member of the Association for Research in Vision and Ophthalmology (ARVO), the American Academy of Ophthalmology, the American Glaucoma Society and many others. He serves as chairman and member of various international and local scientific and professional committees as well as scientific journals’ editorial boards. Dr. Belkin’s qualifications to serve on our board of directors include his expertise in ophthalmic medical research, his medical experience, and his experience as an advisor to several ophthalmic companies.

Set forth below is information regarding our executive officers.

Executive Officer	Position	Age

Pnina Fishman, Ph.D.	Chairman and Chief Executive Officer	68

Itay Weinstein	Chief Financial Officer	45

12

Pnina Fishman, Ph.D. See biography above.

Itay Weinstein. Itay Weinstein has served as our Chief Financial Officer since November, 2011. He is a Partner at Shimony C.P.A. and has been employed there since 1999.   Mr. Weinstein is also controller for Can-Fite BioPharma Ltd. and has served as such since 2003.  Prior to that, Mr. Weinstein served as auditor at Oren Horowitz.  Mr. Weinstein holds a B.A. in economics and accounting from the Tel Aviv University, Israel, and has been a licensed CPA since 1999.  Mr. Weinstein is a board member of Uno Management and Consulting Ltd.

There are no family relationships between any director, executive officer, or person nominated or chosen by the Company to become a director.

Director Independence

Our securities are not listed on a national securities exchange or in an inter-dealer quotation system which has requirements that directors be independent.  Therefore, we have adopted the independence standards of the NASDAQ to determine the independence of our directors and those directors serving on our committees.  These standards provide that a person will be considered an independent director if he or she is not an officer of the company and is, in the view of the company’s board of directors, free of any relationship that would interfere with the exercise of independent judgment.  Our board of directors has determined that Roger Kornberg and Michael Belkin meet this standard, and therefore, would be considered to be independent.

Legal Proceedings

During the past ten years there have been no events under any bankruptcy act, no criminal proceedings and no judgments, injunctions, orders or decrees material to the evaluation of the ability and integrity of any of our directors or executive officers.

We are not aware of any legal proceedings in which any director, officer or affiliate of ours, any owner of record or beneficially of more than five percent of any class of our voting securities, or any associate of any such director, officer, or affiliate of our company, or security holder is a party adverse to us or our subsidiary or has a material interest adverse to us or our subsidiary.

Code of Ethics

We have not adopted a code of ethics that applies to our officers, directors and employees.

Meetings and Committees of the Board of Directors

During 2015, our board of directors held six meetings and acted by unanimous written consent one time.  All our directors attended at least 75% of the total number of meetings of the board of directors and committees (if any) on which they served that were held during 2015.

We currently have no standing committees organized.  Because of its small size, our board carries out the duties of the committees. In selecting nominees for directorships, our board considers a broad range of characteristics related to qualifications, background and diversity of nominees based on our current business needs.  The board has not adopted written guidelines regarding nominees for director.  There have been no material changes to the procedures by which security holders may recommend nominees to our board of directors.

Board Leadership Structure and Role in Risk Oversight

In accordance with our Bylaws, our board elects our officers, including our Chief Executive Officer, Chief Financial Officer, and such other officers as the Board may appoint from time to time.   Dr. Pnina Fishman currently serves as our Chairman and Chief Executive Officer.  The board periodically considers whether changes to our overall leadership structure are appropriate.

Our Chairman is responsible for chairing meetings of the board.  Our Bylaws provide that if our Chairman is unable to preside at meetings of the Board, our Chief Executive Officer, if such officer is a director, shall preside at such meetings.  Our Chairman is also responsible for chairing meetings of shareholders.  In her absence, the board may appoint another party to chair the shareholders’ meeting.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success.  We face a number of risks, including strategic risks, enterprise risks, financial risks, regulatory risks, and others.  Management is responsible for the day-to-day management of risks the company faces, while our board of directors, as a whole, has responsibility for the oversight of risk management.  In its risk oversight role, our board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

13

The board believes that full and open communication between management and the board is essential for effective risk management and oversight.   Senior management attends board meetings and is available to address any questions or concerns raised by our board of directors on risk management-related and any other matters.  The board receives presentations from senior management on strategic matters involving our operations.

Communications by Stockholders with Directors

We encourage stockholder communications to our board of directors and/or individual directors.  Stockholders who wish to communicate with our board of directors or an individual director should send their communications to the care of Ronen Kantor, Secretary, OphthaliX Inc., 12 Abba Hillel Silver Road, Ramat Gan, Israel 52506.  Mr. Kantor will maintain a log of such communications and will transmit as soon as practicable such communications to the Chairman of the Board or to the identified individual director(s), although communications that are abusive, in bad taste or that present safety or security concerns may be handled differently, as determined by Mr. Kantor.

Director Attendance at Annual Meetings

We will make every effort to schedule our annual meeting of stockholders at a time and date to accommodate attendance by directors taking into account the directors’ schedules.  While all directors are encouraged to attend our annual meeting of stockholders, there is no formal policy as to their attendance at annual meetings of stockholders.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of our common stock to file with the SEC reports of ownership and changes in ownership of our common stock. Our directors, executive officers and greater than 10% beneficial owners of our common stock are required by SEC regulation to furnish us with copies of all Section 16(a) reports they file. Based solely upon information furnished to us and contained in reports filed with the SEC, we believe that all Section 16(a) reports of our directors, executive officers and greater than 10% beneficial owners were filed timely for the fiscal year ended December 31, 2015.

Executive Compensation

The following table sets forth information concerning the annual compensation awarded to, earned by, or paid to the following named executive officers for all services rendered in all capacities to our company for the years ended December 31, 2015 and 2014.

Name And Position	Year	Salary ($) (1)	Bonus ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Pnina Fishman, Ph.D. (2)	2015	—	—	—	—	—	—
Chairman and Chief Executive Officer	2014	—	—	—	—	—	—

Itay Weinstein (3)	2015	18,000	—	—	—	—	18,000
Chief Financial Officer	2014	18,000	—	—	—	—	18,000

(1)	Amounts shown represent consulting fees earned or paid during the fiscal year.

(2)	Dr. Fishman has served as our Chief Executive Officer since June 2, 2014. As Chief Executive Officer of Can-Fite, our majority shareholder and parent, Dr. Fishman is compensated by Can-Fite, for her services to us as Chairman of the Board and Chief Executive Officer.

(3)	We paid Mr. Weinstein $18,000 in each of 2014 and 2015 for his services as our Chief Financial Officer. Mr. Weinstein is also the controller of Can-Fite, our majority shareholder and parent, and is compensated by Can-Fite for services provided to Can-Fite.

Executive Employment Agreements

We have not entered into any employment agreements with our named executive officers listed in the table above.

14

Outstanding Equity Awards at Fiscal Year-End

The following table provides information regarding all outstanding equity awards for our named executive officers as of December 31, 2015:

Option Awards
	Number of	Number of
	Securities	Securities
	Underlying	Underlying
	Unexercised	Unexercised
	Options	Options	Option	Option
	(#)	(#)	Exercise Price	Expiration
Name	Exercisable	Unexercisable	($)	Date

Itay Weinstein (1)	11,967	1,088	9.00	5/29/23

(1)	These options were granted on May 9, 2013 and vest 50% upon grant and 50% on a quarterly basis over a three year period.

Compensation of Directors

The following table provides information regarding the total compensation that we paid or awarded to our non-executive directors during the year ended December 31, 2015.

Name	Fees Earned or Paid in Cash		Stock Awards	Option Awards		Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
	($)		($)	($)(1)		($)	($)	($)
Ilan Cohn, Ph.D.(2)	-		-	-		-	-	-
Guy Regev	-		-	-		-	-	-
Roger Kornberg, Ph.D.(3)	3,000	(4)	-			-	-	3,000
Michael Belkin, Ph.D.(3)	4,500	(5)	-	20,000	(6)	-	-	24,500

(1)	Reflects the aggregate grant date fair value of option awards granted during the relevant fiscal year calculated in accordance with FASB ASC Topic 718. Amounts reported do not reflect amounts actually received by the director.

(2)	Reinhold Cohn and Partners, an Israeli partnership, of which Ilan Cohn, Ph.D. is a partner provides intellectual property legal services to us in the ordinary course of business.

(3)	In connection with the appointments of Drs. Kornberg and Belkin, we entered into agreements to pay director fees for attendance at board meetings or any committee of the board. Drs. Kornberg and Belkin will each receive US$2,000 for attendance in person at a meeting of the Board, US$750 for attendance by telephone at a meeting of the board, and US$750 for attendance at each meeting of any committee of the board.

(4)	Represents accrued but unpaid fees.

(5)	Includes $1,500 of accrued but unpaid fees.

(6)	On July 1, 2013, we granted to Dr. Belkin ten-year options to purchase 52,222 shares of our common stock at $6.63 per share. The options vest as follows: 4,351 on September 30, 2013 and 4,351 on the last day of each quarter thereafter so long as he remains a director until fully vested. The options were granted under our 2012 Stock Incentive Plan.

Certain Relationships and Related Party Transactions

Except as set forth below and in “Plan of Dissolution – Interests of Directors and Officers in the Plan of Dissolution”, since January 1, 2015, there has not been, nor is there any proposed transaction where we were or will be a party in which the amount involved exceeded or will exceed $120,000 and in which any director, executive officer, holder of more than 5% of any class of our voting securities, or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

We have made equity awards and paid compensation to our executive officers and certain of our directors as more fully described in “Election of Directors - Executive Compensation” above.

Procedures for Approval of Related Party Transactions

Our board is charged with reviewing and approving all potential related party transactions.  All such related party transactions must then be reported under applicable SEC rules. Except as set forth in “Plan of Dissolution – Interests of Directors and Officers in the Plan of Dissolution”, we have not adopted other procedures for review, or standards for approval, of such transactions, but instead review them on a case-by-case basis.

15

PRINCIPAL STOCKHOLDERS

The following table sets forth certain information concerning the ownership of our common stock as of September 19, 2016, of (i) each person who is known to us to be the beneficial owner of more than 5% of our common stock, without regard to any limitations on conversion or exercise of convertible securities or warrants; (ii) all directors and named executive officers; and (iii) our directors and executive officers as a group.  The table also sets forth certain information concerning the ownership of ordinary shares of Can-Fite, our majority shareholder and parent, as of as of September 19, 2016, by (i) each of our directors and named executive officers, and (ii) our directors and executive officers as a group.

Name and Address of Beneficial Owner	OphthaliX Common Stock Amount and Nature of Beneficial Ownership(1)		Percent of Class(1)	Can-Fite Ordinary Shares Amount and Nature of Beneficial Ownership(1)		Percent of Class(1)
Pnina Fishman, Ph.D. Chairman of the Board and CEO	14,567	(2)	*	437,300	(3)	1.6%
Ilan Cohn, Ph.D. Director	--		--	214,852	(4)	*
Guy Regev Director	56,786	(5)	*	54,240	(6)	*
Roger Kornberg, Ph.D. Director	52,222	(7)	*	--		--
Michael Belkin, Ph.D. Director	52,222	(8)	*	--		--
Itay Weinstein CFO	13,056	(9)	*	18,144	(10)	*
Executive Officers and Directors as a Group (6 Persons)	188,853		1.8%	724,536		2.6%
Can-Fite BioPharma Ltd. 10 Bareket Street Kiryat Matalon P.O. Box 7537 Petah-Tikva 49170 Israel	9,324,902	(11)	83.2%	--		--

* Less than 1%

(1)	This table is based upon information supplied by officers, directors and principal stockholders and is believed to be accurate. Unless otherwise indicated in the footnotes to this table, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants, or other conversion privileges currently exercisable or convertible, or exercisable or convertible within 60 days of the date of this table, are deemed outstanding for computing the percentage of the person holding such option, warrant, or other convertible instrument but are not deemed outstanding for computing the percentage of any other person. Where more than one person has a beneficial ownership interest in the same shares, the sharing of beneficial ownership of these shares is designated in the footnotes to this table. At September 19, 2016, we had 10,441,251 common shares outstanding and Can-Fite had 27,709,901 ordinary shares outstanding (which excludes 446,827 ordinary shares held in treasury).

(2)	Presents (i) 9,812 ordinary shares, and (ii) warrants to purchase 4,855 shares of common stock at $7.74 per share expiring on November 20, 2016.

(3)	Represents (i) 263,433 ordinary shares, (ii) 2,680,000 unregistered options to purchase 107,200 ordinary shares at an exercise price of NIS 0.644 per option and expire on January 13, 2021, and (iii) 33,340 unregistered options to purchase 66,672 ordinary shares at an exercise price of NIS 3.573 per option and expire on October 22, 2025. Excludes 133,328 unregistered options to purchase 133,328 ordinary shares that vest in more than 60 days from September 19, 2016.

16

(4)	Represents (i) 133,567 ordinary shares, (ii) 2,032,136 unregistered options to purchase 81,285 ordinary shares at an exercise price of NIS 1.247 per option and expiring on March 20, 2017. All such warrants and options are fully vested.

(5)	Includes 34,717 shares of common stock held in a brokerage account.

(6)	Represents (i) 24,240 ordinary shares, (ii) 250,000 registered warrants (Series 10) to purchase 10,000 ordinary shares at an exercise price of NIS 0.394 per warrant and expiring on October 31, 2016, (iii) 250,000 registered warrants (Series 11) to purchase 10,000 ordinary shares at an exercise price of NIS 0.392 per warrant and expiring on October 31, 2016, and (iv) 250,000 unregistered options are exercisable into 10,000 ordinary shares at an exercise price of NIS 0.60 per option and expire on May 2, 2023. All such warrants and options are fully vested.

(7)	Represents 52,222 shares of common stock issuable upon exercise of vested options.

(8)	Represents 52,222 shares of common stock issuable upon exercise of vested options.

(9)	Represents 13,056 shares of common stock issuable upon exercise of vested options.

(10)	Represents (i) 5,000 ordinary shares, (ii) 78,600 registered warrants (Series 10) to purchase 3,144 ordinary shares at an exercise price of NIS 0.394 per warrant and expiring on October 31, 2016, and (iii) 250,000 registered warrants (Series 11) to purchase 10,000 ordinary shares at an exercise price of NIS 0.392 per warrant and expiring on October 31, 2016.

(11)	Includes 761,648 shares of common stock issuable to Can-Fite upon the exercise of warrants.

PROPOSAL BY SECURITY HOLDERS

No security holder has requested us to include any proposal in this Information Statement.

ANNUAL REPORT

Information required by Item 14 of the Schedule 14A is contained in the Company's Annual Report on the Form 10-K for the fiscal year ended December 31, 2015 and is incorporated herein by reference. Such information includes but is not limited to the description of our business, property and legal proceedings, the "Management's Discussion and Analysis of Financial Condition and Results of Operations", and the financial statements for the fiscal years ended December 31, 2015 and 2014. The information incorporated by reference is considered to be a part of this Information Statement, and later information that we file with the SEC, including in this Information Statement, will update and supersede that information. A copy of the Annual Report on Form 10-K for the fiscal year ended December 31, 2015, as filed with the SEC is being mailed to stockholders with this Information Statement.

ADDITIONAL AVAILABLE INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934, as amended, and in accordance with such act we file periodic reports, documents and other information with the Securities and Exchange Commission relating to our business, financial statements and other matters. Such reports and other information may be inspected and are available for copying at the public reference facilities of the Securities and Exchange Commission at 100 F Street, N.E., Washington D.C. 20549.or may be accessed at www.sec.gov.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Under SEC rules, only one annual report, information statement or Notice of Internet Availability of Proxy Materials, as applicable, need be sent to any household at which two or more of our stockholders reside if they appear to be members of the same family and contrary instructions have not been received from an affected stockholder. This procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces mailing and printing expenses for us. Brokers with accountholders who are our stockholders may be householding these materials. Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, now or at any time in the future, you no longer wish to participate in householding and would like to receive a separate annual report, information statement or Notice of Internet Availability of Proxy Materials, or if you currently receive multiple copies of these documents at your address and would prefer that the communications be householded, you should contact us at 10 Bareket Street, Petach Tikva, Israel 4951778, Attn: Corporate Secretary or +(972) 3 924 1114.

By order of the Board of Directors

Pnina Fishman
Chief Executive Officer and Director
October , 2016

17

Exhibit A

PLAN OF COMPLETE LIQUIDATION AND DISSOLUTION OF OPHTHALIX, INC.

This Plan of Liquidation and Dissolution (this “Plan”) is intended to accomplish the complete liquidation and dissolution of OphthaliX, Inc. (the “Company”), a Delaware corporation, in accordance with the General Corporation Law of the State of Delaware (the “DGCL”) as follows:.

1.            Approval of Plan. The Board of Directors of the Company (the “Board”) has adopted this Plan and it is contemplated that the holders of a majority of the Company's common stock will take action without a meeting of stockholders in accordance with the DGCL to approve the Plan and ratify the Company's actions taken pursuant to date on the Plan. The Plan and the transactions contemplated thereby have been approved by the Board as being advisable and in the best interests of the Company and its stockholders. If stockholders holding a majority of the Company's outstanding common stock, par value $0.001 per share (the “Common Stock”), vote for the adoption of this Plan, the Plan shall constitute the adopted Plan of the Company on the effective date of such action (the “Effective Date”). Adoption of this Plan by holders of a majority of the outstanding Common Stock shall constitute the approval of stockholders of the sale, exchange or other disposition in liquidation of all of the property and assets of the Company, whether such sale, exchange or other disposition occurs in one transaction or a series of transactions.

2.            Notice of Liquidation. As soon as practicable after the Effective Date but in no event later than 20 days prior to the filing of Certificate of Dissolution as provided in Sections 3, below, the Company shall mail an information statement to all its stockholders that this Plan has been approved by the Board and the stockholders. This information statement shall constitute notice required by Section 275 of the DGCL. A copy of the Plan shall accompany such notice.

3.            Certificate of Dissolution. On the Effective Date, or at such other time as the Board deems appropriate, the Company shall file with the Secretary of State of the State of Delaware a certificate of dissolution (the “Certificate of Dissolution”) in accordance with the DGCL (the time of such filing, or such later time as stated therein, the “Dissolution Date”).

4.            Cessation of Business Activities. On the Dissolution Date, the Company shall cease to engage in any business activities, except to the extent necessary to preserve the value of its assets, wind up its business and affairs, and distribute its assets in accordance with this Plan and pursuant to Section 278 of the DGCL.

5.            Dissolution Process.

From and after the Dissolution Date, the Company shall proceed, in a timely manner, to liquidate the Company in accordance with the procedures set forth in Section 281(b) of the DGCL. In this respect, the Company:

(a)	shall pay or make reasonable provision to pay all claims and obligations, including all contingent, conditional or unmatured contractual claims known to the Company pursuant to Section 281(b)(i) of the DGCL;

(b)	shall make such provision as will be reasonably likely to be sufficient to provide compensation for any claim against the Company which is the subject of a pending action, suit or proceeding to which the Company is a party pursuant to Section 281(b)(ii) of the DGCL; and

(c)	shall make such provision as will be reasonably likely to be sufficient to provide compensation for claims that have not been made known to the Company or that have not arisen but that, based on facts known to the Company, are likely to arise or to become known to the Company within 10 years after the Dissolution Date pursuant to Section 281(b)(iii) of the DGCL.

A-1

If there are sufficient assets, such claims or obligations shall be paid in full, and any such provision for payment shall be made in full. If there are insufficient assets, such claims and obligations shall be paid or provided for according to their priority, and, among claims of equal priority, ratably to the extent of assets available therefor. Any remaining assets shall be distributed to the stockholders of the Company in accordance with the provisions of the Company’s Certificate of Incorporation. Due to the size of the Company’s liabilities, HOLDERS OF SHARES OF COMMON STOCK HAVE NO PROSPECT OF RECEIVING A DISTRIBUTION OF ANY KIND AS A RESULT OF THE LIQUIDATION.

5.            Liquidation. It is intended that this Plan shall be a plan of complete liquidation of the Company.

6.            Sale of Subsidiary. After the Dissolution Date, the Company shall sell all of the ordinary shares of Eyefite Ltd. (“Eyefite”), its wholly owned subsidiary, to Can-Fite BioPharma Ltd. (“Can-Fite”) in exchange for the waiver and cancellation of all indebtedness owed by the Company and/or Eyefite to Can-Fite, all as set forth in the Share Purchase Agreement, a form of which is attached hereto as Exhibit A.

7.            Trading of Company Securities. The Company will close its securities transfer books on the Dissolution Date and, at such time, cease recording securities transfers and issuing securities certificates (other than replacement certificates). Accordingly, it is expected that trading in the Company’s securities will cease on the Dissolution Date, or as soon thereafter as is reasonably practicable. The Company will notify FINRA to cease quotation of Company securities on the OTC on and after the Dissolution Date.

8.            Conduct of the Company Following Approval of the Plan. Under the DGCL, dissolution is effective upon the filing of a Certificate of Dissolution with the Secretary of State of the State of Delaware or upon such future effective date as may be set forth in the Certificate of Dissolution. Section 278 of DGCL provides that a dissolved corporation continues to exist for 3 years after the Dissolution Date for purposes of prosecuting and defending suits by or against the corporation and enabling it to settle and close its business and dispose of and convey its remaining assets, but not for the purpose of continuing the business of the corporation as a going concern.

9.            Absence of Appraisal Rights. Under Delaware law, the Company’s stockholders are not entitled to appraisal rights for their shares of capital stock in connection with the transactions contemplated by the Plan.

10.            Stockholder Consent to Sale of Assets. Adoption of this Plan by the requisite vote of the outstanding capital stock of the Company shall constitute the approval of the stockholders of the liquidation of the remaining property and assets of the Company, and shall constitute ratification of all contracts for sale, exchange, or other disposition that are conditioned on adoption of this Plan.

11.            Compensation. The Board does not intend to receive salary or benefits from the Company after the Dissolution Date. For the purpose of effecting the dissolution of the Company, the Company may hire or retain, at the discretion of the Board, such employees, consultants and advisors as the Board deems necessary or desirable to supervise or facilitate the dissolution and winding up of the Company. Adoption of this Plan by the requisite vote of the outstanding capital stock of the Company shall constitute the approval of the Company’s stockholders of the payment of any such employment and compensation.

12.            Indemnification. The Company shall continue to indemnify its officers, directors, employees, agents and representatives in accordance with its certificate of incorporation, bylaws, and any contractual arrangements and applicable law for actions taken in connection with this Plan and the winding up of the Company’s affairs. The Board, in its absolute discretion, is authorized to obtain and maintain directors and officers liability insurance as may be necessary, appropriate or advisable to cover the Company's obligation hereunder, including seeking an extension in time and coverage of the Company's insurance policies currently in effect.

13.            Expenses of Dissolution. In connection with, and for the purposes of implementing and assuring completion of, this Plan, the Company may, in the absolute discretion of the Board, pay any brokerage, agency, professional, and other fees and expenses of persons rendering services to the Company in connection with the collection, sale, exchange or other disposition of the Company’s property and assets and the implementation of this Plan.

14.            Authorization. The Board is hereby authorized, without further action by the stockholders, to do and perform or cause the officers of the Company, subject to approval of the Board, to do and perform, any and all acts, and to make, execute, deliver or adopt any and all agreements, resolutions, conveyances, certificates, and other documents of every kind that are deemed necessary, appropriate, or desirable, in the absolute discretion of the Board, to implement this Plan and the transaction contemplated hereby, including, without limiting the foregoing, all filings or acts required by any state or federal law or regulation to wind up its affairs. The Board may modify, amend, or abandon this Plan, notwithstanding stockholder approval, to the extent permitted by the DGCL, provided that the Board will not amend or modify this Plan under circumstances that would require additional stockholder solicitations under the DGCL or the federal securities laws without complying with the DGCL and the federal securities laws.

Adopted by the Board of Directors at a Special Meeting held on September 19, 2016.

A-2

Exhibit A

OPHTHALIX, INC.

STOCK PURCHASE AGREEMENT

This STOCK PURCHASE AGREEMENT (this “Agreement”) is made as of October [__], 2016 by and between OphthaliX, Inc., a Delaware corporation (the “Company”) and Can-Fite Biopharma Ltd. (“Can-Fite”).

Background

A. The Company currently holds an aggregate of 1,000 ordinary shares, par value NIS 0.01 per share (the “EyeFite Common Stock”), of EyeFite Ltd. (“EyeFite”) and the Company is the sole holder of all issued and outstanding shares of the EyeFite Common Stock.

B. The Company owes Can-Fite an aggregate amount of US$[________] under certain support letters issued by Can-Fite to the Company dated _____, 2015 and attached herein as Exhibit A (the “Deferred Debt”).

C. The Company and Can-Fite have agreed that as consideration for the purchase by Can-Fite of the shares of EyeFite Common Stock (the “Shares”), Can-Fite shall cancel and waive all indebtedness owed by the Company and/or Eyefite to Can-Fite including, without limitation, the Deferred Debt (the “Indebtedness”).

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, representations, warranties and covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Sale and Issuance of Shares.

1.1 Sale and Issuance of the Shares; Closing. Subject to the terms and conditions of this Agreement, Can-Fite agrees to purchase the Shares at the Closing (as defined below), and the Company agrees to sell and issue the Shares to Can-Fite at the Closing in consideration of the cancellation and waiver of the Indebtedness. The purchase and sale of the Shares and the cancellation and waiver of the Indebtedness shall take place remotely via the exchange of documents and signatures on the date hereof, or at such other time and place as the Company and Can-Fite mutually agree upon, orally or in writing (which time and place are designated as the “Closing”).

1.2 Delivery; Payment. At the Closing, subject to the terms and conditions hereof, (a) Can-fite will deliver to the Company a certificate representing the cancellation and waiver of the Indebtedness in exchange for (b) a signed and executed share transfer deed evidencing the transfer of the Shares to Can-fite together with a share certificate representing the Shares.

AA-1

2. Representations and Warranties of the Company. The Company hereby represents and warrants to Can-Fite that, as of the date hereof:

2.1 Authorization. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of the Company hereunder, including the authorization, issuance, sale and delivery of the Shares has been taken or will be taken prior to the Closing. This Agreement constitutes valid and legally binding obligations of the Company, enforceable against the Company in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

2.2 Title to Eye-Fite Common Stock. The Company has good and valid title to the Shares being transferred pursuant to this Agreement in consideration for the cancellation and waiver of the Indebtedness and will deliver the Shares to Can-Fite free and clear of any security interests, liens, claims or encumbrances. The Company further represents to Can-Fite that it has full legal right, power and capacity to tender for cancellation the Shares as set forth herein.

3. Representations, Warranties and Covenants of Can-Fite. Can-Fite hereby represents and warrants to the Company that, as of the date hereof Can-Fite has full power and authority to enter into this Agreement. This Agreement, when executed and delivered by Can-Fite, will constitute a valid and legally binding obligation of Can-Fite, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

4. Conditions to Closing.

4.1 Conditions to the Company’s Obligation to Close. The obligations of the Company to consummate the Closing shall be subject to the following:

(a) The Company’s delivery and surrender to Can-Fite of a share certificate representing the Shares (or in the case of a lost, stolen or mutilated certificate, an affidavit of lost certificate)

(b) The Company executing a share transfer deed in favor of Can-Fite over the Shares, free from any charge, lien, encumbrance or adverse claim of any kind whatsoever.

(c) A certificate duly signed and executed by Can-Fite cancelling and waiving the Indebtedness.

(d) A true and correct copy of a resolution of the Board of Directors of Eye-Fite approving the transfer of the Shares to Can-Fite from the Company against cancellation and waiver of the Debt.

(e) Any and all approvals and/or waivers and/or consents and/or permits or the like required for the consummation of this Agreement executed by Can-Fite, the Company or any other party.

AA-2

5. Miscellaneous.

5.1 Survival of Representations, Warranties and Covenants. The representations, warranties and covenants of the Company and Can-Fite contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement.

5.2 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

5.3 Governing Law. This Agreement is to be construed in accordance with and governed by the internal laws of the State of Israel, without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Israel as to the rights and duties of the parties. The parties hereto irrevocably submit to the exclusive jurisdiction of the courts in Tel-Aviv, Israel in respect of any dispute or matter arising out of or connected with this Agreement.

5.4 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

5.5 Notices. Except as may be otherwise provided herein, all notices, requests, waivers and other communications made pursuant to this Agreement shall be in writing and shall be deemed to have been duly given (a) when hand delivered to the other party; (b) the next business day when sent by facsimile; or (c) the next business day after deposit with an international express delivery service (e.g., DHL or Federal Express). All communications shall be sent to the address or facsimile of a party appearing in its signature block hereto or at such address or facsimile as such party may designate.

5.6 Further Assurances. Can-Fite and the Company shall from time to time and at all times hereafter make, do, execute, or cause or procure to be made, done and executed such further acts, deeds, conveyances, consents and assurances without further consideration, which may reasonably be required to effect the transactions contemplated by this Agreement.

5.7 Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement among the parties with respect to the subject matter hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties or covenants except as specifically set forth herein or therein. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Can-Fite.

AA-3

5.8 Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to any party upon any breach or default under this Agreement shall be deemed a waiver of any other breach or default therefore or thereafter occurring. Any waiver, permit, consent, or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law, or otherwise afforded to any of the parties, shall be cumulative and not alternative.

5.9 Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be unenforceable under applicable law, then such provision shall be excluded from this Agreement and the remainder of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms; provided, however, that in such event this Agreement shall be interpreted so as to give effect, to the greatest extent consistent with and permitted by applicable law, to the meaning and intention of the excluded provision as determined by such court of competent jurisdiction.

5.10 Headings. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(Signature Page Follows)

AA-4

IN WITNESS WHEREOF, the parties have executed this Stock Purchase Agreement as of the date first written above.

OPHTHALIX, INC.

By:
Its:
Title:

Address:

CAN-FITE BIOPHARMA LTD.

By:
Its:
Title:

Address:

AA-5

Exhibit B

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10-Q

(Mark One)

☒ QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended June 30, 2016

or

☐ TRANSITION REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from __________to__________

Commission File Number: 000-52545

OPHTHALIX INC.

(Exact name of registrant as specified in its charter)

Delaware	88-0445167
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

10 Bareket Street, Petach Tikva, Israel	4951778
(Address of principal executive offices)	(Zip Code)

+(972) 3-9241114

(Registrant’s telephone number, including area code)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☒    No ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).  Yes ☒    No ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer	☐	Smaller reporting company	☒

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).  Yes ☐    No ☒

The number of shares outstanding of the registrant’s Common Stock on July 25, 2016 was 10,441,251.

B-1

Throughout this report, unless otherwise designated, the terms “we,” “us,” “our,” “the Company” and “our company” refer to OphthaliX Inc., a Delaware corporation, and its Israeli subsidiary, Eyefite Ltd. (“Eyefite”). All amounts in this report are in U.S. Dollars, unless otherwise indicated.

B-2

PART I-FINANCIAL INFORMATION

Item 1. Financial Statements

OPHTHALIX INC. AND ITS SUBSIDIARY

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

AS OF JUNE 30, 2016

U.S. DOLLARS IN THOUSANDS

UNAUDITED

INDEX

Page

Condensed Consolidated Balance Sheets	2

Condensed Consolidated Statements of Comprehensive Loss	3

Condensed Consolidated Statements of Changes in Stockholders' Deficiency	4

Condensed Consolidated Statements of Cash Flows	5

Notes to Condensed Consolidated Financial Statements	6 - 12

- - - - - - - - - - - - - - -

OPHTHALIX INC. AND ITS SUBSIDIARY

CONDENSED CONSOLIDATED BALANCE SHEETS

U.S. dollars in thousands, except share and per share data

	June 30, 2016	December 31, 2015
	Unaudited
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$26	$42
Investment in Parent Company (marketable securities)	589	658
Other accounts receivable	23	-

Total assets	$638	$700

LIABILITIES AND STOCKHOLDERS' DEFICIENCY

CURRENT LIABILITIES:
Related company	$4,081	$3,690
Other accounts payable and accrued expenses	199	291

Total current liabilities	4,280	3,981

NON-CURRENT LIABILITIES:

Derivative related to Service Agreement	-	-

STOCKHOLDERS' DEFICIENCY:
Share capital
Preferred Stock -
Authorized : 1,000,000 shares at June 30, 2016 and December 31, 2015, respectively; Issued and Outstanding: 0 shares at June 30, 2016 and December 31, 2015	-* )	-* )
Common Stock of $ 0.001 par value -
Authorized: 100,000,000 shares at June 30, 2015 and December 31, 2015, respectively; Issued and Outstanding: 10,441,251 shares at June 30, 2016 and December 31, 2015, respectively	10	10
Additional Paid-in capital	5,519	5,516
Accumulated other comprehensive income	(103)	(34)
Accumulated deficit	(9,068)	(8,773)

Total stockholders' deficiency	(3,642)	(3,281)

Total liabilities and stockholders' deficiency	$638	$700

*) Represents an amount lower than $ 1

The accompanying notes are an integral part of the condensed consolidated financial statements.

OPHTHALIX INC. AND ITS SUBSIDIARY

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS

U.S. dollars in thousands, except share and per share data

	Six months ended June 30,		Three months ended June 30,		Year ended December 31,
	2016	2015	2016	2015	2015
	Unaudited

Operating expenses:
Research and development	$128	$303	$43	$197	$812
General and administrative	108	185	64	103	573

Total operating expenses	236	488	107	300	1,385

Financial expenses, net	59	40	30	21	92

Net loss	$295	$528	$137	$321	$1,477

Net loss per share:
Basic and diluted loss per share	$0.03	$0.05	$0.01	$0.03	$0.14
Weighted average number of Common Stocks used in computing basic and diluted net loss per share	10,441,251	10,441,251	10,441,251	10,441,251	10,441,251

Other comprehensive loss
Available-for-sale investments:
Changes in net unrealized loss	69	294	27	11	136
	$69	$294	$27	$11	$136

Comprehensive loss	$364	$822	$164	$332	$1,613

The accompanying notes are an integral part of the condensed consolidated financial statements.

OPHTHALIX INC. AND ITS SUBSIDIARY

CONDENSED STATEMENTS OF CHANGES IN STOCKHOLDERS' DEFICIENCY

U.S. dollars in thousands, except share and per share data

					Accumulated
			Additional		other	Total
	Shares of Common Stock		paid-in	Accumulated	comprehensive	stockholders'
	Number	Amount	capital	deficit	income	deficiency

Balance as of January 1, 2015	10,441,251	$10	$5,494	$(7,296)	$102	$(1,690)

Stock based compensation	-	-	14	-	-	14
Unrealized loss from investment in Parent Company	-	-	-	-	(294)	(294)

Net loss	-	-	-	(528)	-	(528)

Balance as of June 30, 2015	10,441,251	10	5,508	(7,824)	(192)	(2,498)

Balance as of January 1, 2016	10,441,251	10	5,516	(8,773)	(34)	(3,281)

Stock based compensation	-	-	3	-	-	3
Unrealized loss from investment in Parent Company	-	-	-	-	(69)	(69)

Net loss	-	-	-	(295)	-	(295)

Balance as of June 30, 2016	10,441,251	$10	$5,519	$(9,068)	$(103)	$(3,642)

The accompanying notes are an integral part of the condensed consolidated financial statements.

OPHTHALIX INC. AND ITS SUBSIDIARY

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

U.S. dollars in thousands, except share and per share data

	Six months ended June 30,		Year ended December 31
	2016	2015	2015
	Unaudited

Cash flows from operating activities:

Net loss	$(295)	$(528)	$(1,477)
Adjustments to reconcile net loss to net cash used in operating activities:
Decrease (increase) in other accounts receivable	(23)	16	209
Decrease in other account payables and accrued expenses	(92)	(39)	45
Increase in balance with Related company	391	536	1,233
Depreciation	-	1	1
Changes in fair value of the derivative related to service agreement	-	-	-
Stock based compensation	3	14	22

Net cash provided by (used in) operating activities	(16)	-	33

Cash flows from investing activities:
Acquisition of fixed assets	-	-	(3)
Proceeds from sale of property and equipment	-	-	3
Net cash provided by investing activities	-	-	-

Cash flows from financing activities:
Net cash provided by financing activities	-	-	-

Change in cash and cash equivalents	(16)	-	33
Cash and cash equivalents at the beginning of the period	42	9	9

Cash and cash equivalents at the end of the period	$26	$9	$42

*) Represents an amount lower than $ 1

The accompanying notes are an integral part of the condensed consolidated financial statements.

OPHTHALIX INC. AND ITS SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

U.S. dollars in thousands, except share and per share data

NOTE 1:-	GENERAL

a.	OphthaliX Inc. (the "Company" or "OphthaliX"), originally incorporated in the State of Nevada on December 10, 1999 under the name Bridge Capital.com Inc., was a nominally capitalized corporation that did not commence its operations until it changed its name to Denali Concrete Management Inc. ("Denali"), in March 2001. Denali was a concrete placement company specializing in providing concrete improvements in the road construction industry. Denali operated primarily in Anchorage, Alaska, placing curb and gutter, sidewalks and retaining walls for state, municipal and military projects.

In December 2005, the Company ceased its principal business operations and focused its efforts on seeking a business opportunity, becoming a public shell company in the U.S.

Eye-Fite Ltd. ("Eye-Fite" or the "Subsidiary") was founded on June 27, 2011 in contemplation of the execution of a transaction between Can-Fite BioPharma Ltd. (the "Parent company" or "Can-Fite"), a public company in Israel and U.S., and the Company, as further detailed in Note 1b below.

Following the transaction, Denali changed its name to OphthaliX Inc. and also changed its corporate domicile from Nevada to Delaware.

On July 5, 2016, the Company released top-line results from its Phase II clinical trial of CF101 for the treatment of glaucoma. In this trial, no statistically significant differences were found between the CF101 treated group and the placebo group in the primary endpoint of lowering intra ocular pressure (“IOP”). High IOP is a characteristic of glaucoma. CF101 was found to have a favorable safety profile and was well tolerated.

b.	Reverse Recapitalization and related arrangements:

1.	Recapitalization:

On November 21, 2011 (the "Closing Date"), Can-Fite purchased 8,000,000 shares of the Company’s common stock, par value $ 0.001 per share in exchange for all of the issued and outstanding ordinary shares of Eyefite pursuant to the terms of a stock purchase agreement (the “Purchase Agreement”).  As a result, Eyefite became a wholly-owned subsidiary of the Company and Can-Fite became its majority stockholder and a parent.

Also on November 21, 2011, the Company issued a warrant to Can-Fite by which Can-Fite has the right, until the earlier of (a) November 21, 2016 and (b) the closing of the acquisition of the Company by another entity, resulting in the exchange of the Company’s outstanding common shares such that its stockholders prior to such transaction own, directly or indirectly, less than 50% of the voting power of the surviving entity, to convert its right to the Additional Payment (as defined below) into 480,022 shares of Common Stock (subject to adjustment in certain circumstances).  The per share exercise price for the shares is $5.148.

OPHTHALIX INC. AND ITS SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

U.S. dollars in thousands, except share and per share data

NOTE 1:-	GENERAL (Cont.)

On November 21, 2011, the Company completed a private placement of shares of its common stock for gross proceeds of $3,330 through the sale of 646,776 shares of Common Stock to third party investors and sold 466,139 shares of Common Stock to Can-Fite in exchange for 714,922 ordinary shares of Can-Fite, valued at $2,400 and 97,112 shares to Can-Fite for gross proceeds of $500. In addition, the Company issued to Can-Fite and each of the other investors, for each four shares of the Company’s Common Stock purchased in the financing, nine warrants valid for a period of five years from the closing of the financing to acquire two shares of the Company for an exercise price of $7.74.

On June 17, 2013, the Company sold 268,095 Can-Fite ordinary shares for a total consideration of $511. As of June 30, 2016, the Company holds 446,827 Can-Fite ordinary shares, representing approximately 1.6% of Can-Fite's outstanding share capital.

The transaction was accounted for as a reverse recapitalization which is outside the scope ASC 805, Business Combinations. Under reverse capitalization accounting, EyeFite is considered the acquirer for accounting and financial reporting purposes, and acquired the assets and assumed the liabilities of the Company. Assets acquired and liabilities assumed are reported at their historical amounts. Consequently, the condensed consolidated financial statements of the Company reflect the operations of the acquirer for accounting purposes together with a deemed issuance of shares, equivalent to the shares held by the former shareholders of the legal acquirer and a recapitalization of the equity of the accounting acquirer. These condensed consolidated financial statements include the accounts of the Company since the effective date of the reverse capitalization and the accounts of EyeFite since inception.

2.	License and research and development services from Can-Fite:

In connection with the consummation of the recapitalization transaction, the Company and Can-Fite entered into a license agreement, pursuant to which Can-Fite granted EyeFite a sole and exclusive worldwide license for the use of CF101, solely in the field of ophthalmic diseases ("CF101"). In connection with the license agreement, EyeFite was obligated to make to the U.S. National Institutes of Health ("NIH"), with regard to the patents of which are included in the license to EyeFite, for as long as the license agreement between the Company and NIH remains in effect, a nonrefundable minimum annual royalty fee and potential future royalties of 4.0% to 5.5% on net sales. In addition, Eye-Fite was obligated to make certain milestone payments to NIH ranging from $25 to $500 upon the achievement of various development milestones for each indication.

In June 2015, the license agreement between Can-Fite and NIH terminated due to patent expiration. As of June 30, 2016, the Company accrued an amount of $100 related to its DES Phase III clinical trial and $75 related to its Phase II glaucoma Phase II clinical trial. Eye-Fite will also be required to make payments of 20% of sublicensing revenues, excluding royalties and net of the required milestone payments.

As of June 30, 2016 the aggregate amount accrued for these milestones payment is $175.

OPHTHALIX INC. AND ITS SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

U.S. dollars in thousands, except share and per share data

NOTE 1:-	GENERAL (Cont.)

In addition, following the closing of the recapitalization transaction, Can-Fite, OphthaliX and EyeFite entered into a service agreement (the "Service Agreement"). According to the Service Agreement, Can-Fite will manage the research and development activities relating to pre-clinical and clinical studies for the development of the ophthalmic indications of CF101.

According to the Service Agreement, EyeFite will pay to Can-Fite a service fee (consisting of all expenses and costs incurred by Can-Fite plus 15%).

As part of the Service Agreement, the Company is required to pay Can-Fite additional payments from future proceeds (due to commercialization or sublicense agreement) in relation to CF101 (the “Additional Payment”). Can-Fite has the right to exchange such future payments for additional shares of OphthaliX upon payment of an exercise price.

c.	Liquidity and Capital Resources:

During the six months ended June 30, 2016 and the year ended December 31, 2015, the Company incurred operating losses amounting to $236 and $1,385, respectively.

In addition, in February 2013 Can-Fite issued to the Company a formal letter, which has been updated periodically (most recently in August 2015), stating that Can-Fite agrees to defer payments owing to it under the Services Agreement from January 31, 2013 for the performance of the clinical trials of CF101 in ophthalmic indications until the completion of fundraising by the Company sufficient to cover such deferred payments. Also, in August 2015, Can-Fite issued a financial support letter pursuant to which it committed to cover any shortfall in the costs and expenses of operations of the Company which are in excess of the Company's available cash to finance its operations, including cash generated from any future sale of Can-Fite shares held by the Company.

Both support letters will expire in October 2016 and any related balance shall bear an interest at a rate of 3% per annum. As of June 30, 2016, the deferred payments to Can-Fite totaled $4,081.

According to management estimates, liquidity resources as of June 30, 2016, together with the support letters from the Parent Company described above, will be sufficient to maintain the Company's operations at least through October 2016.

OPHTHALIX INC. AND ITS SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

U.S. dollars in thousands, except share and per share data

NOTE 1:-	GENERAL (Cont.)

These conditions raise substantial doubt about the Company's ability to continue as a going concern. The accompanying financial statements do not include any adjustments to reflect the possible future effects on recoverability and classification of assets or the amounts and classification of liabilities that may result from the outcome of this uncertainty.

NOTE 2:-	UNAUDITED CONDENSED FINANCIAL STATEMENTS

The unaudited Condensed Consolidated Financial Statements of OphthaliX Inc. have been prepared in accordance with U.S. generally accepted accounting principles ("U.S. GAAP") for interim financial information and the rules and regulations of the U.S. Securities and Exchange Commission ("SEC"). Accordingly, they do not include all of the information and footnotes required by U.S. GAAP for complete financial statements. The condensed consolidated balance sheets as of June 30, 2016, included herein was derived from the audited consolidated financial statements for the year ended December 31, 2015. In the opinion of management, all adjustments, including normal recurring accruals, considered necessary for a fair presentation have been included. The results of operations for the six months ended June 30, 2016, are not necessarily indicative of the results that may be expected for the year ending December 31, 2016, or any future period. The information included in this interim report should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Risk Factors," "Quantitative and Qualitative Disclosures About Market Risk," and the consolidated financial statements and footnotes thereto included in the Company's Annual Report on Form 10-K for the year ended December 31, 2015.

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the condensed consolidated financial statements and accompanying notes. Actual results could differ materially from those estimates under different assumptions or conditions.

The significant accounting policies applied in the annual financial statements of the Company as of December 31, 2015 are applied consistently in these condensed financial statements. For further information, refer to the consolidated financial statements as of December 31, 2015.

NOTE 3:	IMPACT OF RECENT ACCOUNTING STANDARDS

a.	In August 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2014-15, Presentation of Financial Statements-Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern, which defines management’s responsibility to assess an entity’s ability to continue as a going concern, and to provide related footnote disclosures if there is substantial doubt about its ability to continue as a going concern. The pronouncement is effective for annual reporting periods ending after December 15, 2016 with early adoption permitted. The Company is evaluating the effect, if any, that the adoption of this guidance will have on its consolidated financial statements.

b.	In November 2015, the FASB issued ASU No. 2015-17, "Income Taxes – Balance Sheet Classification of Deferred Taxes” ("ASU 2015-17"). The purpose of the standard is to simplify the presentation of deferred taxes on a classified balance sheet. Under current GAAP, deferred income tax assets and liabilities are separated into current and noncurrent amounts in the balance sheet. The amendments in ASU 2015-17 require that all deferred tax assets and liabilities be classified as noncurrent in the balance sheet. ASU 2015-17 is effective for interim and annual periods beginning after December 15, 2017, and interim periods within annual periods beginning after December 15, 2018. Companies can adopt the guidance either prospectively or retrospectively. The Company does not expect the adoption of ASU 2015-17 to have a material impact on its consolidated financial statements or presentation.

OPHTHALIX INC. AND ITS SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

U.S. dollars in thousands, except share and per share data

NOTE 4:-	FAIR VALUE MEASUREMENTS

The Company considers an active market to be one in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis, and views an inactive market as one in which there are few transactions for the asset or liability, the prices are not current, or price quotations vary substantially either over time or among market makers.

Since the quoted market value of the Company’s Common Stock was based on a sporadically traded stock with little volume, the Company's management determined the Company's stock price fair value based on ASC 820 Fair Value Measurement using the income approach assisted by a third party specialist. Consequently, the derivatives are classified within Level 3 because they are valued using valuation techniques. The fair value of the Derivative as of June 30, 2016 and December 31, 2015 amounted to $0, was determined using the binomial option-pricing model. The aforementioned option-pricing model requires a number of assumptions, of which most significant are the expected stock price volatility and the expected term.

The Company's investment in Parent Company ordinary shares is measured in accordance with ASC 820, based on the Parent Company's ordinary shares fair value as quoted in the Tel Aviv Stock Exchange.

These securities are classified as available-for-sale securities carried at fair value, with unrealized gains and losses reported as a separate component of shareholders' equity under accumulated other comprehensive loss (income) in the condensed consolidated balance sheets. The assets are classified within Level 1 on the fair value hierarchy.

The following table provides information by value level for financial assets and liabilities that are measured at fair value, as defined by ASC 820, on a recurring basis as of June 30, 2016 and December 31, 2015.

	June 30, 2016
	Fair value measurements
Description	Fair Value		Level 1	Level 2	Level 3(1)

Investment in Parent Company	$589		$589	$-	$-
Derivative related to Service Agreement	-*	)	-	-	-*	)

Total Financial Assets, net	$589		$589	$-	$-

OPHTHALIX INC. AND ITS SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

U.S. dollars in thousands, except share and per share data

	December 31, 2015
	Fair value measurements
Description	Fair Value		Level 1	Level 2	Level 3(1)

Investment in Parent Company	$658		$658	$-	$-
Derivative related to Service Agreement	-*	)	-	-	-*	)

Total Financial Assets, net	$658		$658	$-	$-

*) Represents an amount lower than $ 1

(1) Fair value measurements using significant unobservable inputs

OPHTHALIX INC. AND ITS SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

U.S. dollars in thousands, except share and per share data

NOTE 4:-	EQUITY

The following table summarizes the activity of stock options:

	Shares Subject to Options Outstanding
Description	Number of Shares	Weighted Average Exercise Price	Weighted- Average Remaining Contractual Term (in years)	Aggregate Intrinsic Value(1)

Outstanding as of January 1, 2016 and June 30, 2016	117,500	7.96	6.36-6.61	-

Exercisable as of June 30, 2016	117,500	7.96	6.36	-

Vested and expected to be vested	117,500	7.96	6.36	-

(1)	The aggregate intrinsic value is calculated as the difference between the exercise price of the stock options and the closing price of the shares of the Company’s Common Stock of $ 0.91

Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations

Management’s Discussion and Analysis of Financial Condition and Results of Operations analyzes the major elements of our balance sheets, statements of income and cash flows. This section should be read in conjunction with our Annual Report on Form 10-K for the Year Ended December 31, 2015 and our interim financial statements and accompanying notes to these financial statements. All amounts are in U.S. dollars and rounded.

Forward-Looking Statement Notice

This quarterly report on Form 10-Q contains forward-looking statements about our expectations, beliefs or intentions regarding, among other things, our product development efforts, business, financial condition, results of operations, strategies or prospects. In addition, from time to time, we or our representatives have made or may make forward-looking statements, orally or in writing. Forward-looking statements can be identified by the use of forward-looking words such as “believe,” “expect,” “intend,” “plan,” “may,” “should” or “anticipate” or their negatives or other variations of these words or other comparable words or by the fact that these statements do not relate strictly to historical or current matters. These forward-looking statements may be included in, but are not limited to, various filings made by us with the United States Securities and Exchange Commission, or the SEC, press releases or oral statements made by or with the approval of one of our authorized executive officers. Forward-looking statements relate to anticipated or expected events, activities, trends or results as of the date they are made. Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties that could cause our actual results to differ materially from any future results expressed or implied by the forward-looking statements. Many factors could cause our actual activities or results to differ materially from the activities and results anticipated in forward-looking statements, including, but not limited to, those set forth in our most recent annual reports referenced below.

This report identifies important factors which could cause our actual results to differ materially from those indicated by the forward-looking statements, particularly those set forth under Item 1A. “Risk Factors” as disclosed in our Annual Report on Form 10-K, as filed with the SEC on March 2, 2016.

Such risk factors are not necessarily all of the important factors that could cause actual results to differ materially from those expressed in any of our forward-looking statements. Given these uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.

All forward-looking statements attributable to us or persons acting on our behalf speak only as of the date of this report and are expressly qualified in their entirety by the cautionary statements included in this report. We undertake no obligations to update or revise forward-looking statements to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events. In evaluating forward-looking statements, you should consider these risks and uncertainties.

Description of Business

We are a clinical-stage biopharmaceutical company focused on developing therapeutic products for the treatment of ophthalmic disorders. We have in-licensed certain patents and patent applications protecting the use in the ophthalmic field of our current pipeline drug under development, a synthetic A3 adenosine receptor, or A3AR, agonist, CF101 (known generically as IB-MECA). We recently released top-line results from our Phase II trial with respect to the development of CF101 for the treatment of glaucoma or related syndromes of ocular hypertension. In this trial, no statistically significant differences were found between the CF101 treated group and the placebo group in the primary endpoint of lowering intra ocular pressure (“IOP”). CF101 was found to have a favorable safety profile and was well tolerated.

The randomized, double-masked, placebo-controlled, parallel-group Phase II clinical trial was designed to evaluate the safety and efficacy of CF101 when administered orally twice daily for up to 16 weeks in patients with elevated IOP. A total of 89 patients were enrolled in the study. The study was conducted with two cohorts. In the first cohort, treatment was randomized in a 3:1 ratio of 1.0 mg CF101 to placebo. In the second cohort, which was also randomized in a 3:1 CF101 to placebo ratio, the CF101 dose was increased to 2.0 mg. Based on the overall results of our Phase II glaucoma trial, we see no immediate path forward in glaucoma.

Results of Operations -Six Months Ended June 30, 2016 Compared to the Six Months Ended June 30, 2015

	Six Months Ended June 30,
	2016	2015

Operating expenses:
Research and development	$128,000	$303,000
General and administrative	108,000	185,000
Total operating costs	236,000	488,000
Financial expenses, net	59,000	40,000
Net loss	$295,000	$528,000

Revenues

We did not generate any revenues from operations. We had no revenues because we do not have any commercial products and we do not expect to have such products.

Operating Expenses

Research and development expenses. Research and development expenses were $128,000 for the six months ended June 30, 2016, compared to $303,000 for the six months ended June 30, 2015, a decrease of $175,000 or 58%. The decrease in research and development expenses is primarily related to the fact that the Phase II CF101 study for glaucoma was in its final stages during 2016.

General and administrative expenses. General and administrative expenses were $108,000 for the six months ended June 30, 2016, compared to $185,000 for the six months ended June 30, 2015, a decrease of $77,000 or 42%. The decrease in general and administrative expenses was primarily due to a decrease in legal and professional expenses related to a proposed acquisition of Improved Vision Systems (I.V.S.) Ltd that was not completed.

Financial Expenses

Financial expenses, net were $59,000 for the six months ended June 30, 2016 compared to financial expenses, net of $40,000 for the six months ended June 30, 2015, a change of $19,000 or 48%. Financial expenses, net consisted primarily of interest expenses due to deferred payments to our majority shareholder and parent company, Can-Fite. The increase of financial expenses, net was mainly attributable to interest expenses due to deferred payments to Can-Fite.

Net Loss

As a result of the foregoing, we incurred a net loss of $295,000 for the six months ended June 30, 2016 compared to $528,000 for the six months ended June 30, 2015, a decrease of $233,000 or 44%.

Results of Operations -Three Months Ended June 30, 2016 Compared to the Three Months Ended June 30, 2015

	Three Months Ended June 30,
	2016	2015

Operating expenses:
Research and development	$43,000	$197,000
General and administrative	64,000	103,000
Total operating costs	107,000	300,000
Financial expenses, net	30,000	21,000
Net loss	$137,000	$321,000

Revenues

We did not generate any revenues from operations. We had no revenues because we do not have any commercial products and we do not expect to have such products.

Operating Expenses

Research and development expenses. Research and development expenses were $43,000 for the three months ended June 30, 2016, compared to $197,000 for the three months ended June 30, 2015, a decrease of $154,000 or 78%. The decrease in research and development expenses is primarily related to the fact that the Phase II CF101 study for glaucoma was in its final stages during 2016.

General and administrative expenses. General and administrative expenses were $64,000 for the three months ended June 30, 2016, compared to $103,000 for the three months ended June 30, 2015, a decrease of $39,000 or 38%. The decrease in general and administrative expenses was primarily due to a decrease in travel expenses and share based compensation.

Financial Expenses

Financial expenses, net were $30,000 for the three months ended June 30, 2016 compared to financial expenses, net of $21,000 for the three months ended June 30, 2015, a change of $9,000 or 43%. Financial expenses, net consisted primarily of interest expenses due to deferred payments to our majority shareholder and parent company, Can-Fite. The increase of financial expenses, net was mainly attributable to interest expenses due to deferred payments to Can-Fite.

Net Loss

As a result of the foregoing, we incurred a net loss of $137,000 for the three months ended June 30, 2016 compared $321,000 for the three months ended June 30, 2015, a decrease of $184,000 or 57%.

Liquidity and Capital Resources

Liquidity is the ability of a company to generate funds to support its current and future operations, satisfy its obligations, and otherwise operate on an ongoing basis. Significant factors in the management of liquidity are funds generated by operations, levels of accounts receivable and accounts payable and capital expenditures.

As of June 30, 2016 and December 31, 2015, we had $26,000 and $42,000 in cash and cash equivalents, a working capital deficit of $3,642,000 and $3,281,000 and an accumulated deficit of $9,068,000 and $8,773,000, respectively. The increase in working capital deficit was primarily due to our expenses financed by our parent company.

Net cash used in operating activities was approximately $16,000 for the six months ended June 30, 2016, compared with net cash used in operating activities of approximately $0 for the six months ended June 30, 2015. The increase in net cash used in operating activities was primarily related to changes in account payables.

There was no net cash used in investing activities and no net cash provided by financing activities for the six months ended June 30, 2016 and 2015.

We have no current source of revenue. In February 2013, Can-Fite issued us a formal letter, which has been updated periodically (most recently in August 2015), stating that Can-Fite agrees to defer payments owed to it under the Services Agreement (under which Can-Fite manages, as an independent contractor, all activities relating to pre-clinical and clinical studies performed for the development of the ophthalmic indications of CF101) beginning on January 31, 2013 until the completion of fundraising by the Company sufficient to cover such deferred payments. As of June 30, 2016, the deferred payments to Can-Fite totaled approximately $4,081,000. In addition, in August 2015, Can-Fite issued a financial support letter pursuant to which it committed to cover any shortfall in our costs and expenses of the operations which are in excess of our available cash to finance our operations, including cash generated from any future sale of Can-Fite shares held by us. Both letters expire in October 2016 and any related balance bears interest at a rate of 3% per annum.

According to management estimates, liquidity resources as of June 30, 2016, together with the support letters from Can-Fite described above, will be sufficient to maintain our operations at least through October 2016. Based on the overall results of our Phase II glaucoma trial, we see no immediate path forward in glaucoma. These conditions raise substantial doubt about our ability to continue as a going concern. The opinion of our independent registered public accounting firm on our audited financial statements as of and for the year ended December 31, 2015 contains an explanatory paragraph regarding substantial doubt about our ability to continue as a going concern. Future reports on our financial statements may include an explanatory paragraph with respect to our ability to continue as a going concern.

As of the date of this report, we have no material capital commitments.

Off-Balance Sheet Arrangements

We do not have any off-balance sheet arrangements that have or are reasonably likely to have a current or future material effect on our consolidated financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity capital expenditures or capital resources.

Critical Accounting Policies

Our significant accounting policies, which include management’s best estimates and judgments, are included in Note 2 to the financial statements for December 31, 2015 included in this Quarterly Report on Form 10-Q for the six months ended June 30, 2016.

Item 3. Quantitative and Qualitative Disclosures About Market Risk

As a smaller reporting company, we have elected not to provide the disclosure required by this item.

Item 4. Controls and Procedures

Evaluation of disclosure controls and procedures

Our management, with the participation of our Chief Executive Officer and Chief Financial Officer, evaluated the effectiveness of our disclosure controls and procedures (as defined in Rule 13a-15(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) as of the end of the period covered by this report. Based on that evaluation, our Chief Executive Officer and Chief Financial Officer concluded that our disclosure controls and procedures as of the end of the period covered by this report were effective in ensuring that information required to be disclosed by us in reports that we file or submit under the Exchange Act (i) is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, and (ii) is accumulated and communicated to the Company’s management, including its principal executive and principal financial officers, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

Changes in internal control over financial reporting

There has been no change in our internal control over financial reporting, as defined in Rule 13a-15(f) of the Exchange Act, during our most recent fiscal quarter ended June 30, 2016, that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting.

PART II-OTHER INFORMATION

Item 1A. Risk Factors

See Item 1A. “Risk Factors” as disclosed in our Annual Report on Form 10-K, as filed with the SEC on March 2, 2016.

Item 6. Exhibits

SEC Ref. No.	Title of Document
31.1	Rule 13a-14(a) Certification by Principal Executive Officer
31.2	Rule 13a-14(a) Certification by Principal Financial Officer
32.1	Section 1350 Certification of Principal Executive Officer
32.2	Section 1350 Certification of Principal Financial Officer
101.INS	XBRL Instance Document *
101.SCH	XBRL Taxonomy Extension Schema Document *
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document *
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document *
101.LAB	XBRL Taxonomy Extension Label Linkbase Document *
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document *

*	Attached as Exhibit 101 to this report are the following financial statements from the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2016 formatted in XBRL (eXtensible Business Reporting Language): (i) the Condensed Consolidated Balance Sheets, (ii) the Condensed Consolidated Statements of Comprehensive Loss, (iii) the Condensed Statements of Changes in Stockholders’ Deficiency, (iv) the Condensed Consolidated Statements of Cash Flows, and (v) Notes to Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OphthaliX Inc.

Date: July 25, 2016	By	/s/ Pnina Fishman,
Pnina Fishman, Chief Executive Officer
(Principal Executive Officer)

Date: July 25, 2016	By	/s/ Itay Weinstein
Itay Weinstein, Chief Financial Officer
(Principal Financial Officer)